UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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DISCOVER FINANCIAL SERVICES

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2500 Lake Cook Road

Riverwoods, Illinois 60015

February 18, 2011

Dear Fellow Shareholder:

I cordially invite you to attend Discover Financial Services’ 2011 Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on April 7, 2011, at our corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015.

All shareholders of record of our outstanding shares of Common Stock at the close of business on February 7, 2011 will be entitled to vote at the Annual Meeting.

Your vote is important! Whether or not you plan to attend the Annual Meeting, please read the enclosed proxy statement and vote as soon as possible via the Internet, by telephone or, if you receive a paper Proxy Card or voting instruction form in the mail, by mailing the completed Proxy Card or voting instruction form. Using the Internet or telephone voting systems or mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you are a shareholder of record and wish to do so.

Important information about the matters to be acted upon at the meeting is included in the notice of meeting and proxy statement. Our 2010 Annual Report contains information about our Company and its financial performance.

I am very much looking forward to our 2011 Annual Meeting of Shareholders.

Very truly yours,

David W. Nelms

Chairman and Chief Executive Officer

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

Time and Date	9:00 a.m., Local Time, on Thursday, April 7, 2011

Place	Discover Financial Services 2500 Lake Cook Road Riverwoods, IL 60015

Webcast	A webcast of our Annual Meeting will be available on our website, www.discoverfinancial.com, starting at 9:00 a.m., Local Time, on Thursday, April 7, 2011. Information included on our website, other than our Proxy Statement and form of proxy, is not a part of our proxy solicitation materials.

Items of Business

(1) To elect 11 members of the Board of Directors named in the Proxy Statement, each for a term of one year.

(2) To conduct an advisory (nonbinding) vote to approve named executive officer compensation.

(3) To conduct an advisory (nonbinding) vote on the frequency of an advisory shareholder vote to approve named executive officer compensation.

(4) To approve an amendment to the Discover Financial Services Directors’ Compensation Plan.

(5) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

(6) To transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Record Date	You are entitled to notice of and to vote at the meeting and at any adjournment or postponement of the meeting if you were a shareholder of record at the close of business on February 7, 2011.

Materials to Review	This booklet contains our Notice of Annual Meeting and 2011 Proxy Statement. Our 2010 Annual Report contains information about our Company and its financial performance. Our Annual Report is not a part of our proxy solicitation materials.

Proxy Voting	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your Proxy Card or by voting on the internet or by telephone. See details under “How do I vote?” under the “Questions and Answers About the Annual Meeting and Voting” below.

You are cordially invited to attend the Annual Meeting, but whether or not you expect to attend in person, you are urged to vote. Your prompt action will aid the Company in reducing the expense of proxy solicitation.

By Order of the Board of Directors,

Kathryn McNamara Corley

Executive Vice President, General Counsel and Secretary

February 18, 2011

DISCOVER FINANCIAL SERVICES

2500 Lake Cook Road

Riverwoods, Illinois 60015

(224) 405-0900

Proxy Statement

The Board of Directors of Discover Financial Services is soliciting your proxy to vote at the Annual Meeting of Shareholders to be held on April 7, 2011, at 9:00 a.m., local time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at our corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. This Proxy Statement and the accompanying Proxy Card, Notice of Meeting, and Annual Report to Shareholders were first sent or made available on or about February 25, 2011 to shareholders of record as of February 7, 2011 (the “Record Date”). For those shareholders receiving a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials was first mailed on or about February 25, 2011 to shareholders of record as of the Record Date. The only voting securities of the Company are shares of our Common Stock, $0.01 par value per share (the “Common Stock”), of which there were 545,246,937 shares outstanding as of the Record Date (excluding treasury stock). We need a majority of the shares of Common Stock outstanding on the Record Date present, in person or by proxy, to hold the Annual Meeting.

In this Proxy Statement, we refer to Discover Financial Services as the “Company,” “Discover,” “we,” “our” or “us” and the Board of Directors as the “Board.” When we refer to our fiscal year, we mean the twelve-month period ending November 30 of the stated year (for example, fiscal 2010 is December 1, 2009 through November 30, 2010). When we refer to the “Spin-off,” we mean the distribution of our Common Stock to shareholders of Morgan Stanley (“Morgan Stanley”), our former parent company, on June 30, 2007.

Our Annual Report to Shareholders, which contains our Annual Report on Form 10-K, including consolidated financial statements for fiscal 2010, accompanies this Proxy Statement. Our Annual Report is not a part of our proxy solicitation materials. You also may obtain a copy of our Annual Report on Form 10-K for fiscal 2010 that was filed with the Securities and Exchange Commission (“SEC”), without charge, by writing to or telephoning our Investor Relations department at the above address or telephone number. Our Annual Report on Form 10-K is also available in the “Investor Relations” section of www.discoverfinancial.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why Did I Receive These Materials?

Shareholders of the Company at the close of business on the Record Date are entitled to vote at the Annual Meeting. This Proxy Statement provides notice of the Annual Meeting, describes the five proposals presented for shareholder action and includes information required to be disclosed to shareholders. The accompanying proxy card (the “Proxy Card”) provides shareholders with a simple way to vote on the described proposals without having to attend the Annual Meeting in person.

Can I Attend The Annual Meeting?

Yes. To gain admission to the Annual Meeting, you will need to show that you are a shareholder of the Company. All shareholders will be required to show valid, government-issued, picture identification or an employee badge issued by the Company. If your shares are registered in your name, your name will be compared to the list of registered shareholders to verify your share ownership. If your shares are held in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the Annual Meeting. In the interest of security, all packages and bags are subject to inspection. Please arrive before the start of the Annual Meeting to allow time for identity verification. You may also listen to a live audio webcast of the Annual Meeting at www.discoverfinancial.com.

What Proposals Am I Being Asked To Vote On?

1.	The election of the Directors named in this Proxy Statement. (See Proposal 1 on page 6 for more information.)

2.	An advisory (nonbinding) vote to approve named executive officer compensation. (See Proposal 2 on page 49 for more information.)

3.	An advisory (nonbinding) vote on the frequency of the advisory vote to approve named executive officer compensation. (See Proposal 3 on page 50 for more information.)

4.	Approval of an Amendment to the Discover Financial Services Directors’ Compensation Plan. (See Proposal 4 on page 50 for more information.)

5.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. (See Proposal 5 on page 53 for more information.)

How Does The Board Of Directors Recommend That I Vote?

1.	For the election of the Directors named in this Proxy Statement.

2.	For the approval, on an advisory basis, of named executive officer compensation.

3.	For the approval, on an advisory basis, of a triennial advisory vote to approve named executive officer compensation.

4.	For approval of an Amendment to the Discover Financial Services Directors’ Compensation Plan.

5.	For the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

What Does It Mean If I Receive More Than One Set Of Materials?

This means you hold shares of the Company in more than one way. For example, you may own some shares directly as a “registered holder” and other shares through a broker or you may own shares through more than one broker. In these situations you may receive multiple sets of proxy materials. In order to vote all of the shares you own, you must follow the voting procedures on each Notice of Internet Availability of Proxy Materials that you receive or sign and return all of the Proxy Cards that you receive. Each Proxy Card you receive comes with its own prepaid return envelope. If you vote by mail, make sure you return each Proxy Card in the return envelope which accompanied that Proxy Card.

Does My Vote Matter?

YES! We are required to obtain shareholder approval for the election of Directors and other important matters. Each share of Common Stock is entitled to one vote and every share voted has the same weight. In order for the Company to obtain the necessary shareholder approval of proposals, a “quorum” of shareholders (i.e., a majority of the issued and outstanding shares entitled to vote, excluding treasury stock) must be represented at the Annual Meeting in person or by proxy. If a quorum is not obtained, the Company must postpone the Annual Meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interests of the Company or its shareholders. Since few shareholders can spend the time or money to attend shareholder meetings in person, voting by proxy is important to obtain a quorum and complete the shareholder vote.

How Do I Vote?

You may vote using any of the following methods:

By Internet or telephone. The Internet and telephone voting procedures we established for shareholders of record are designed to authenticate your identity, allow you to give your voting instructions and confirm that these instructions have been properly recorded. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

Proxy card. Be sure to complete, sign and date the card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed Proxy Card without indicating your voting preferences, the persons named in the Proxy Card will vote FOR the election of Directors, FOR the advisory vote to approve named executive officer compensation, FOR the approval, on an advisory basis, of a triennial advisory vote to approve named executive officer compensation, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2010.

By voting by Internet or telephone, or by returning your signed and dated Proxy Card in time to be received for the Annual Meeting, you authorize Kathryn McNamara Corley and Simon Halfin (the “Proxies”) to act as your proxies to vote your shares of Common Stock as specified.

In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of elections with your ballot when you vote at the meeting.

How Many Votes Are Required To Approve A Proposal?

Each Director will be elected by a majority of the votes cast with respect to such Director. A “majority of the votes cast” means that the number of votes cast “for” a given Director exceeds the number of votes cast “against” that Director. Under Delaware law, if the Director is not elected at the Annual Meeting, the Director will continue to serve on the Board as a “holdover Director.” As required by the Company’s By-Laws, each Director has submitted an irrevocable letter of resignation as Director that becomes effective if he or she is not elected by shareholders and if the Board accepts the resignation. If a Director is not elected, the Nominating and Governance Committee will consider the Director’s resignation and recommend to the Board whether to accept or reject the resignation. The Board will decide whether to accept or reject the resignation and publicly disclose its decision and, if it rejects the resignation, the rationale behind the decision within 90 days after the election results are certified.

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the advisory vote to approve named executive officer compensation and the vote to approve an amendment to the Directors’ Compensation Plan each requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon. The advisory vote on the frequency of the shareholder advisory vote to approve named executive officer compensation will be determined by a plurality of the votes cast.

You may “abstain” from voting on any of the proposals in this proxy statement. Shares voting “abstain” on any nominee for Director will be excluded entirely from the vote and will have no effect on the election of Directors. Shares voting “abstain” on the advisory vote to approve named executive officer compensation, on the proposal to approve an amendment to the Directors’ Compensation Plan and on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, will be counted as present at the Annual Meeting for purposes of that proposal and your abstention will have the effect of a vote against the applicable vote or proposal. Shares voting “abstain” on the advisory vote on the frequency of the shareholder advisory vote to approve named executive compensation will be counted as present at the Annual Meeting for purposes of that proposal and your abstention will have no effect on this vote.

What Is The Effect Of Not Voting?

The effect of not voting depends on how ownership of your shares is registered and the proposal to be voted upon. If you own shares as a registered holder, rather than through a broker, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. Except as described below, assuming a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

If you own shares through a broker and do not vote, your broker may represent your shares at the Annual Meeting for purposes of obtaining a quorum. As described in the answer to the following question, in the absence of your voting instruction, your broker may or may not vote your shares.

If I Don’t Vote, Will My Broker Vote For Me?

If you own your shares through a broker and you don’t vote, your broker may vote your shares at its discretion on certain “routine matters.” The Company believes that the ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm is a “routine matter” on which brokers will be permitted to vote any unvoted shares. With respect to other proposals, however, your broker may not be able to vote your shares for you and the aggregate number of unvoted shares is reported as the “broker non-vote.” “Broker non-vote” shares are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved.

The Company believes that the election of Directors, the advisory vote on named executive officer compensation, the advisory vote on the frequency of the advisory vote to approve named executive officer compensation and the approval of an amendment to the Directors’ Compensation Plan are not “routine matters” and brokers will not be permitted to vote any unvoted shares on those matters.

If I Own My Shares Through A Broker, How Is My Vote Recorded?

Brokers typically hold shares of Common Stock for many shareholders. In this situation the registered holder on the Company’s stock register is the broker or its nominee. This often is referred to as holding shares in “street name.” The “beneficial owners” do not appear in the Company’s shareholder register. Therefore, for shares held in street name, distributing the proxy materials and tabulating votes are both two-step processes. Brokers inform the Company how many of their clients are beneficial owners and the Company provides the broker with that number of proxy materials. Each broker then forwards the proxy materials to its clients who are beneficial owners to obtain their votes. When you receive proxy materials from your broker, your vote is sent to your broker. Shortly before the meeting, each broker totals the votes and submits a Proxy Card reflecting the aggregate votes of the beneficial owners for whom it holds shares.

If I Own My Shares In The Discover Financial Services 401(k) Plan, How Is My Vote Recorded?

The Bank of New York Mellon (“Mellon”), the trustee and custodian of the Discover 401(k) Plan, must receive your voting instructions for the Common Stock held on your behalf in this plan on or before April 4, 2011. If Mellon does not receive your voting instructions by that date, it will vote your shares, together with forfeited shares in the Discover 401(k) Plan, in the same proportion as the voting instructions that it receives from other Discover 401(k) Plan participants. On February 7, 2011, there were 3,358,513 shares in the Discover 401(k) Plan.

Are My Votes Confidential?

Yes. The vote of any shareholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector, except (i) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (ii) if the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (iii) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; or (iv) if you request, or consent to disclosure of your vote or if you write comments on your Proxy Card or ballot.

Can I Revoke My Proxy And Change My Vote?

Yes. You have the right to revoke your proxy at any time prior to the time your shares are voted. If you are a registered holder, your proxy can be revoked in several ways: (i) by timely delivery of a written revocation to the Corporate Secretary; (ii) by submitting another valid proxy bearing a later date (including by voting on the Internet or telephone or mailing a new Proxy Card); or (iii) by attending the meeting and giving notice to the Company’s inspectors of elections (the “Inspectors of Elections”) that you intend to vote your shares in person. If you are the beneficial owner of shares held by a broker, you must contact your broker in order to revoke your proxy.

Will Any Other Business Be Transacted At The Meeting? If So, How Will My Proxy Be Voted?

Management does not know of any business to be transacted at the Annual Meeting other than the matters described in this Proxy Statement. The period specified in the Company’s By-Laws for submitting additional proposals to be considered at the meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the Annual Meeting, or any adjournments and postponements thereof, shares to which voting authority has been granted to the Proxies will be voted by the Proxies in accordance with their judgment.

Who Counts The Votes?

Votes will be counted and certified by the Inspectors of Elections, who are employees of BNY Mellon Shareowner Services, the Company’s independent transfer agent and registrar. If you are a registered holder, your executed Proxy Card is returned directly to BNY Mellon Shareowner Services for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to BNY Mellon Shareowner Services on behalf of all its clients.

How Much Does The Proxy Solicitation Cost?

The largest expense in the proxy process is printing and mailing the proxy materials. We also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Stock. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone, over the Internet or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and the accompanying Proxy Card, Notice of Annual Meeting and Annual Report to Shareholders. The Company has retained BNY Mellon Shareowner Services to assist with the solicitation of proxies from certain shareholders, for which services BNY Mellon Shareowner Services will receive a fee that is expected to be about $7,500 plus reimbursement for certain expenses.

PROPOSAL 1

Election of Directors

Our Board currently has eleven directors. The entire Board stands for election at each annual meeting of shareholders. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal. The nominees are all current directors of Discover Financial Services, and each nominee has indicated that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board. The Board may also choose to reduce the number of directors to be elected, as permitted by our By-laws. Below are descriptions of the experience, qualifications, attributes and skills of each of the Company’s director nominees.

The Board believes that an effective board consists of a diverse group of individuals who bring a variety of complementary skills and experiences. The Nominating and Governance Committee and Board consider the skills and experiences of the directors in the broader context of the Board’s overall composition, with a view toward constituting a board that has the best skill set and experience to oversee the Company’s business. As indicated below, our directors have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations as executive leaders or board members, and in government and academia. They have substantive knowledge and skills applicable to our business, including in the areas of regulation, public accounting and financial reporting, finance, risk management, business development, marketing, operations, strategic planning, management development and succession, compensation, corporate governance, public policy, international, banking, and financial services. The Nominating and Governance Committee regularly reviews the composition of the Board in light of our evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills and experiences needed for the broad set of challenges that it confronts.

Information Concerning Nominees for Election as Directors

Jeffrey S. Aronin, 43. Director since 2007. Mr. Aronin is chairman and chief executive officer of Paragon Pharmaceuticals, a global development and biopharmaceutical investment firm. From 2000 to 2009, Mr. Aronin was president and chief executive officer of Ovation Pharmaceuticals Inc., a biopharmaceutical company he founded in 2000. In 2009, Ovation Pharmaceuticals was acquired by Lundbeck, Inc. Mr. Aronin served as president and chief executive officer of Lundbeck, Inc. in 2009 during its acquisition and integration of Ovation Pharmaceuticals. He is the former chairman and chief executive officer at MedCare Technologies Inc., a publicly held healthcare company.

Mr. Aronin has experience as a chief executive officer leading a global pharmaceutical company. His skills include knowledge of strategy and business development, finance, and marketing. He brings valuable leadership experience and knowledge in operations and the day-to-day management of a global corporation. Mr. Aronin also has experience in the structuring and execution of strategic corporate transactions, including mergers and acquisitions.

Mary K. Bush, 62. Director since 2007. Ms. Bush has served as the president of Bush International, a financial and business strategy advisory firm, since 1991 and as senior managing director of Brock Capital Group, LLC, an advisory and investment banking firm, since 2010. Ms. Bush is a member of the board of directors of ManTech International Corporation, Marriott International and The Pioneer Family of Mutual Funds. In the past five years, she has also served as a director of UAL Corporation, Brady Corporation, Briggs & Stratton, MGIC Investment Corporation and Mortgage Guaranty Investment Corporation.

Ms. Bush brings extensive financial market, banking, government and international experience to the Board. She is the founder and president of Bush International, which advises U.S. companies and foreign governments on international financial markets, banking and economic matters. Prior to that, she served as managing director of the Federal Housing Finance Board, where she established financial policies and oversaw management and safety and soundness for the 12 Federal Home Loan Banks. She also has acted as vice president and head of International Finance of Fannie Mae and the U.S. Alternate Executive Director of the International Monetary Fund Board. In 2007, she served on the U.S. Department of the Treasury’s Advisory Commission on the Auditing Profession. Ms. Bush brings a broad understanding of the operations and business and economic challenges of public companies and the financial services industry.

Gregory C. Case, 48. Director since 2007. Mr. Case has been president and chief executive officer of Aon Corporation since 2005 and is a member of the company’s Board of Directors. Prior to joining Aon, Mr. Case was with McKinsey & Company, the international management consulting firm, for 17 years, most recently serving as head of the Financial Services Practice. Prior to joining McKinsey, he worked for the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank in Kansas City.

Mr. Case has approximately 20 years experience in the insurance and financial services industries, including as the chief executive officer of Aon, a global provider of risk management services, insurance and reinsurance brokerage and through his management consulting and banking experience. He brings valuable leadership experience and knowledge in business operations and the day-to-day management of a large global financial corporation. His skills include strategy and business development, risk management and people management.

Robert M. Devlin, 69. Director since 2007. Mr. Devlin is chairman of Curragh Capital Partners, a private equity and investment firm he founded in 2002. He is a principal owner and a director of Forethought Financial Group Inc., a life insurance and financial services company. He was chairman, president and chief executive officer of American General Corporation from 1996 to 2001. He also is a director of Cooper Industries and LKQ Corporation.

Mr. Devlin has expertise in marketing and finance and knowledge of consumer markets based on his experience in diversified financial service organizations. He also has significant experience in mergers and acquisitions, corporate finance and cost reduction and containment as chairman of a private equity firm. He also brings valuable leadership experience and knowledge in operations and the day-to-day management of a global corporation. Finally, with his extensive career in management, he has experience in general management with regard to people, structure and systems.

Cynthia A. Glassman, Ph.D, 63. Director since 2009. Dr. Glassman was appointed by President Bush as Under Secretary for Economic Affairs at the U.S. Department of Commerce from 2006 to 2009 and as Commissioner of the U.S. Securities and Exchange Commission from 2002-2006. Dr. Glassman is a director of Navigant Consulting, Inc. She also is a Senior Research Scholar at the Institute for Corporate Responsibility at the George Washington University School of Business.

Dr. Glassman brings extensive regulatory, governance, risk management, financial services and banking experience to the Board. She holds a Ph.D. in economics and has spent over 35 years in the public and private sectors focusing on financial services regulatory and public policy issues, including 12 years at the Federal Reserve and 15 years in financial services consulting. Through her experience, she brings a thorough and insightful perspective to a wide range of banking, financial, risk management, regulatory, and corporate governance issues.

Richard H. Lenny, 59. Director since 2009. Mr. Lenny was chairman, president and chief executive officer of The Hershey Company, a manufacturer, distributor and marketer of chocolate and non-chocolate candy, snacks and candy-related grocery products, from March 2001 until his retirement in December 2007. From 1998 to 2001, Mr. Lenny was President of Nabisco Biscuit Company, which became a subsidiary of Kraft Foods, Inc. in 2000. Mr. Lenny is a director of McDonald’s Corporation and ConAgra Foods. In the last five years, he also served as a director of The Hershey Company and Sunoco Inc.

Mr. Lenny has experience as a chief executive officer for a global retail company that is a major consumer brand. Mr. Lenny’s skills include knowledge of strategy and business development, finance, marketing and consumer insights. He has extensive marketing experience with strong consumer brands that is of critical importance to Discover. He also brings valuable leadership experience and knowledge in operations and the day-to-day management of a large global corporation.

Thomas G. Maheras, 48. Director since 2008. Mr. Maheras has been the founding partner of Tegean Capital Management, LLC since 2008. Mr. Maheras was chairman and co-chief executive officer of Citigroup Inc.’s Markets and Banking in 2007. From 2004 to 2007, Mr. Maheras was chief executive officer of global capital markets at Citigroup. Mr. Maheras was formerly chairman of the U.S. Treasury Borrowing Advisory Committee and a director of the Securities Industry and Financial Markets Association.

Mr. Maheras has extensive risk management, banking and capital markets experience, including 23 years at Citi where his responsibilities included leading the global capital markets business. He also brings valuable leadership experience and knowledge in operations and the day-to-day management of a global financial services organization. Mr. Maheras’ financial background and banking and financial services experience includes a knowledge of financial statements, corporate finance, accounting and capital markets.

Michael H. Moskow, 73. Director since 2007. Mr. Moskow retired as president and chief executive officer of the Federal Reserve Bank of Chicago in 2007, where he had served since 1994. Mr. Moskow serves on the board of directors of Northern Trust Mutual Funds, Taylor Capital Group Inc., and Commonwealth Edison Company, a subsidiary of Exelon Corporation. In the past five years, he has also served as a director of Diamond Management and Technology Consultants.

Mr. Moskow brings extensive regulatory, financial services and banking experience to the Board and has extensive knowledge of the economy and financial markets. He is currently vice chairman & senior fellow on the global economy at The Chicago Council on Global Affairs. From 1993 to 1994, he was a full-time faculty member at Northwestern University (Kellogg School of Management). Prior to teaching at Northwestern, Mr. Moskow was a Deputy U.S. Trade Representative, following his appointment by President Bush in 1991. From 1969 to 1977, he held a number of senior positions with the U.S. government, including undersecretary of labor at the U.S. Department of Labor, director of the Council on Wage and Price Stability and senior staff economist with the Council of Economic Advisers. Through his senior regulatory positions, particularly in the financial services arena, and service on the boards of other financial institutions, he brings a thorough and insightful perspective to a wide range of banking, financial, regulatory and risk management issues.

David W. Nelms, 50. Director since 1998 and Chairman since 2009. Mr. Nelms has served as our chief executive officer since 2004 and was president and chief operating officer from 1998 to 2004. Mr. Nelms was also our Chairman from 2004 until the Spin-Off. Prior to joining Discover, Mr. Nelms worked at MBNA America Bank from 1991 to 1998, most recently as a vice chairman. From 1990 to 1991, Mr. Nelms was a senior product manager for Progressive Insurance. From 1986 to 1990, Mr. Nelms was a management consultant with Bain & Company.

Mr. Nelms’ deep understanding of the Company’s business and industry provides critical expertise to the Company and makes him well-qualified to serve as Chairman. Prior to his current position, Mr. Nelms served as president and chief operating officer of the Company. He also brings valuable leadership experience and knowledge in operations and the day-to-day management of a global financial corporation.

E. Follin Smith, 51. Director since 2007. Ms. Smith retired from Constellation Energy Group, Inc. in May 2007 where she was executive vice president, chief financial officer and chief administrative officer. Ms. Smith joined Constellation Energy Group as senior vice president, chief financial officer in June 2001 and was appointed chief administrative officer in December 2003. She serves on the board of directors of Ryder System, Inc.

Ms. Smith has experience as chief financial officer and chief administrative officer of public companies. She has extensive senior management experience, including through her service as senior vice president and chief financial officer of Armstrong Holdings, Inc. and senior financial positions with General Motors, including chief financial officer for the company’s Delphi Chassis System division. Ms. Smith’s strong risk management, financial and accounting background, gained through her experience as a chief financial officer includes a thorough knowledge of financial statements, corporate finance, and accounting that is of significant value to the Company. Her skills also include oversight of human resources, risk management, legal and information technology functions.

Lawrence A. Weinbach, 71. Director since 2007 and Lead Director since 2009. Mr. Weinbach has been chairman of Great Western Products Holdings LLC, a manufacturer and master distributor of food and nonfood concession products, since January 2009 and has been a managing director of Yankee Hill Capital Management LLC, a private equity firm, since 2006. Prior to that, he was the executive chairman of Unisys Corporation, a worldwide information services and technology company, from 2005 to 2006, and its chairman and chief executive officer from 1997 to 2004. Mr. Weinbach serves on the board of directors of Avon Products, Inc. In the last five years, he also served as a director of Quadra Realty Trust and UBS, AG.

Mr. Weinbach has experience in the financial and accounting industry and the information technology and financial services sectors. He began his career in 1961 at Arthur Andersen, ultimately serving as managing partner and chief executive of Andersen Worldwide, a global professional services organization, which included Arthur Andersen and the company known as Accenture from 1989 to 1997. Mr. Weinbach’s strong financial background, gained through his private equity, accounting, investment banking and financial services experience, includes knowledge of risk management, governance, financial statements, corporate finance, accounting and capital markets. As a former chief executive officer, he also brings valuable leadership experience and knowledge in operations and the day-to-day management of a global corporation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE ELEVEN DIRECTOR NOMINEES: JEFFREY S. ARONIN, MARY K. BUSH, GREGORY C. CASE, ROBERT M. DEVLIN, CYNTHIA A. GLASSMAN, RICHARD H. LENNY, THOMAS G. MAHERAS, MICHAEL H. MOSKOW, DAVID W. NELMS, E. FOLLIN SMITH AND LAWRENCE A. WEINBACH. PROXIES SOLICITED BY OUR BOARD WILL BE VOTED “FOR” THESE NOMINEES UNLESS OTHERWISE INSTRUCTED.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has adopted our Corporate Governance Policies, which contain the director independence guidelines. The Board uses these guidelines to assist it in determining whether or not directors qualify as “independent” pursuant to the guidelines and the requirements set forth in the New York Stock Exchange’s Corporate Governance Rules (“Rules”). In each case, the Board broadly considers all relevant facts and circumstances and applies the guidelines and the Rules in determining whether or not directors qualify as “independent.” Our Corporate Governance Policies are available in the “Investor Relations” section of www.discoverfinancial.com and are available in print free of charge to any shareholder who requests a copy. Pursuant to our Corporate Governance Policies and the Rules, the Board reviewed the independence of all of our current directors.

During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder) and the Company and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family and members of the Company’s senior management. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that Jeffrey S. Aronin, Mary K. Bush, Gregory C. Case, Robert M. Devlin, Dr. Cynthia A. Glassman, Richard H. Lenny, Thomas G. Maheras, Michael H. Moskow, E. Follin Smith and Lawrence A. Weinbach are independent of the Company and its management under the standards set forth in the Corporate Governance Policies and the Rules. The Board determined that one of our Directors, David W. Nelms, is not independent. Mr. Nelms is considered an inside Director because of his employment as our Chief Executive Officer and, therefore, is not independent.

In determining that each of the Directors other than Mr. Nelms is independent, the Board considered, among other things, the following relationships, which it determined were immaterial to the Directors’ independence. The Board considered that the Company and its subsidiaries in the ordinary course of business have, during the last three years, sold products and services to, and/or purchased products and services from, companies at which some of our Directors were officers during fiscal 2010. In each case, the amount paid to or received from these companies in each of the last three years did not exceed the greater of $1,000,000 or 2% of that organization’s consolidated gross revenues, the threshold set forth in our Corporate Governance Policies and the Rules.

Board Meetings and Committees

Our Board of Directors held eight meetings during fiscal 2010. Each Director attended at least 75% or more of the total number of meetings of the Board and committees on which the Director served that were held while the Director was a member. Our Board of Directors has established the following committees: Audit and Risk, Compensation, and Nominating and Governance. The membership and function of each committee and the number of meetings held by each committee during fiscal 2010 is described below.

Committee	Members	Primary Responsibilities	# of Meetings
Audit and Risk Committee*	Ms. Smith (Chair) Ms. Bush Dr. Glassman Mr. Maheras Mr. Moskow	• Oversee the integrity of our consolidated financial statements, our system of internal control over financial reporting, our risk management, and the qualifications and independence of our independent registered public accounting firm. • Oversee the performance of our internal auditor and independent registered public accounting firm and our compliance with legal and regulatory requirements. • Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm.	8

Committee	Members	Primary Responsibilities	# of Meetings
Compensation*	Mr. Case (Chair) Mr. Aronin Mr. Devlin Mr. Lenny	• Annually review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and evaluate his performance in light of these goals. • Determine the compensation of our executive officers and other appropriate officers. • Oversee risk management associated with our compensation practices. • Administer our incentive and equity-based compensation plans. • Oversee plans for management development and succession.	7

Nominating and Governance	Mr. Weinbach (Chair) Ms. Bush Mr. Lenny	• Identify and recommend candidates for election to our Board and each Board committee. • Establish procedures for oversight of the evaluation of our Board and management. • Recommend Director compensation and benefits. • Review annually our Corporate Governance Policies.	4

*	On January 20, 2011, Ms. Bush was elected as a member of the Audit and Risk Committee, in addition to her membership on the Nominating and Governance Committee, and Mr. Lenny was elected to the Compensation Committee, in addition to his membership on the Nominating and Governance Committee.

Our Board has adopted a written charter for each of the Audit and Risk, Compensation and Nominating and Governance Committees setting forth the roles and responsibilities of each committee. The charters are available in the “Investor Relations” section of www.discoverfinancial.com.

All members of the Audit and Risk, Compensation and the Nominating and Governance Committees satisfy the standards of independence applicable to members of such committees. In addition, the Board has determined that Ms. Bush, Mr. Moskow and Ms. Smith are “audit committee financial experts” as such term is defined by the SEC rules.

Board Attendance at Annual Shareholder Meeting

The Company’s Corporate Governance Policies state that each Director will attend annual meetings of shareholders unless he or she is unable to attend a meeting due to extenuating circumstances. All Directors attended the 2010 Annual Meeting of Shareholders.

Nomination of Directors

The Nominating and Governance Committee is responsible for identifying, screening and recommending candidates to the Board. This Committee may consider Director candidates from a wide range of sources, including shareholders, officers and Directors. The Board is responsible for nominating Directors for election by the shareholders and filling any vacancies on the Board that may occur.

Director Qualifications

The Company’s Corporate Governance Policies describe our Director qualifications. The Board seeks members who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Directors should be selected based upon their potential contributions to the Board and management and their ability to represent the interests of shareholders. Also, the Board will consider the diversity of a candidate’s perspectives, background and other demographics.

Board Leadership Structure

The Board currently combines the positions of CEO and Chairman, coupled with a lead independent director. The Board has designated Lawrence A. Weinbach, who is Chairman of the Nominating and Governance Committee, as the Lead Director. The Lead Director:

•	Presides at all meetings of the Board at which the Chairman is not present, and has the authority to call, and will lead, non-employee Director sessions and independent Director sessions;

•	Helps facilitate communication between the Chairman/CEO and the independent directors;

•	Advises the Chairman of the Board’s informational needs;

•	Approves Board meeting agenda items and the schedule of Board meetings; and

•	May request inclusion of additional agenda items for Board meetings.

The Board believes that the combined position of CEO and Chairman enhances the effectiveness of the Board and, therefore, that the current Board leadership structure is optimal for the Company. Because of his position as CEO, Mr. Nelms is the director most familiar with Discover’s business and industry and best positioned to set and execute the Company’s strategic priorities. Mr. Nelms’ leadership, driven by his deep business and financial services expertise, enhances the Board’s ability to exercise its responsibilities. In addition, this model provides enhanced efficiency, effective decision-making and clear accountability. The lead independent director further strengthens the Board’s independence and autonomous oversight of our business as well as Board communication and effectiveness. The Board evaluates this structure periodically, including the appointment of the lead independent director.

Non-employee Director Meetings

The non-employee directors meet regularly in executive sessions without management present. The Company’s Corporate Governance Policies also require that if any non-employee Directors are not independent, then the independent directors will meet in an independent director session at least once per year. Currently, all non-employee directors are independent. The Lead Director, who is independent, presides over executive and independent director sessions.

Board Role in Risk Oversight

The Board is responsible for approving the Company’s risk management framework, which includes the Company’s Enterprise Risk Management Policy and certain additional risk management policies. The Board receives reports of material exceptions to such policies. Additionally, the Board approves the risk appetite and limits, and capital targets and thresholds of the Company. It also appoints the Corporate Risk Officer, and other risk management function leaders, as appropriate.

The Board regularly devotes time during its meetings to review and discuss the most significant risks facing the Company, and management’s responses to those risks. During these discussions, the Chief Executive Officer, the General Counsel, the Chief Financial Officer and/or the Corporate Risk Officer present management’s assessment of risks, a description of the most significant risks facing the Company and any mitigating factors, plans or practices in place to address and monitor those risks. The Board has also delegated certain of its risk oversight responsibilities to its Committees.

Consistent with the New York Stock Exchange listing standards, to which the Company is subject, the Board has delegated to the Audit and Risk Committee responsibility for oversight of the Company’s practices with respect to risk assessment and risk management, and for discussing with management the major risk exposures facing the Company and the steps the Company has taken to monitor and control such exposures. In this regard, the charter of the Audit and Risk Committee requires it to review the Company’s framework for assessing and managing the risk exposures of the Company, including credit, market, liquidity and operational risks, and the steps management has taken to monitor and control such risk exposures. The Audit and Risk Committee also is required to review reports from management on the Company’s enterprise-wide risk management program, including the status of and changes to risk exposures, policies, procedures and practices, and the adequacy of risk parameters that have been established for each area of enterprise risk. The Audit and Risk Committee also is required to discuss with the risk management function whether it has the appropriate resources, independence and authority to fulfill its responsibilities.

The Audit and Risk Committee comprises solely independent directors. During the Audit and Risk Committee’s discussion of risk, the Company’s General Counsel, Chief Financial Officer, Corporate Risk Officer, and Internal Auditor present information and participate in discussions with the Audit and Risk Committee regarding risk and risk management. This Committee also authorizes the Company’s Risk Committee, which comprises the members of the Company’s Executive Committee and the Corporate Risk Officer. Our Risk Committee is a management-level committee, chaired by our Corporate Risk Officer, that provides a forum for key members of our executive management team to review and discuss credit, market, liquidity, operational, legal and compliance and strategic risks across the Company and for each business unit. The Committee regularly reports to the Audit and Risk Committee on risks and risk management.

While the Board’s primary oversight of risk rests with the Audit and Risk Committee, the Compensation Committee directly oversees the risk management associated with the Company’s compensation practices, including an annual review of the Company’s risk assessment of its compensation policies and practices for its employees and the Company’s succession planning process.

As noted above, the Board believes that its leadership structure is appropriate for the Company. The Board believes that the combination of the combined Chief Executive Officer and Chairman, the Lead Director and the roles of the Board and its Committees provide the appropriate leadership to help ensure effective risk oversight.

Communications with Directors

Shareholders and other interested parties may contact any member of our Board by writing to: Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Secretary and General Counsel. All communications should be accompanied by the following information: (i) if the person submitting the communication is a security holder, a statement of the type and amount of the securities of the Company that the person holds; (ii) if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in the Company; (iii) any special interest, meaning an interest not in the capacity of a shareholder of the Company, of the person in the subject matter of the communication; and (iv) the address, telephone number and e-mail address, if any, of the person submitting the communication. The Board’s Policy Regarding Communications by Shareholders and Other Interested Parties with the Board of Directors is available in the “Investor Relations” section of our website, www.discoverfinancial.com. Shareholder and interested party communications received in this manner will be handled in accordance with procedures approved by our independent directors.

Shareholder Recommendations for Director Candidates

Our Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members consistent with the Board qualification criteria described above and set forth in the Company’s Corporate Governance Policies which are available in the “Investor Relations” section of www.discoverfinancial.com. The Nominating and Governance Committee may consider director candidates recommended by shareholders. The procedures to submit recommendations are described in the Policy Regarding Director Candidates Recommended by Shareholders, available in the “Investor Relations” section of www.discoverfinancial.com.

Shareholders who wish to recommend a candidate for the Committee’s consideration must submit the recommendation in writing in accordance with the Board’s Policy Regarding Communications by Shareholders and Other Interested Parties with the Board of Directors discussed above. Shareholders may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of shareholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was released to shareholders in connection with the previous year’s annual meeting. In fiscal 2010, there were no director candidates submitted by shareholders. To submit a candidate for consideration for nomination at the 2012 annual meeting of shareholders, shareholders must submit the recommendation, in writing, by October 28, 2011. The written notice must demonstrate that it is being submitted by a shareholder of record of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the shareholder must confirm their candidates’ consent to serve as a director. Shareholders must send recommendations to Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Secretary and General Counsel and they will be forwarded to the Nominating and Governance Committee.

The Nominating and Governance Committee identifies, evaluates and recommends director candidates to the Board. The Committee accepts shareholder recommendations of director candidates and evaluates such candidates in the same manner as other candidates. The Committee determines the need for additional or replacement Board members, then identifies and evaluates the director candidate under the criteria described above based on the information the Committee receives with the recommendation or which it otherwise possesses, which may be supplemented by certain inquiries. If the Committee determines, in consultation with other directors, including the Chairman of the Board, that a more comprehensive evaluation is warranted, the Committee may then obtain additional information about the director candidate’s background and experience, including by means of interviews. The Committee will then evaluate the director candidate further, again using the qualification criteria described above. The Committee receives input on such director candidates from other directors, including the Chairman of the Board, and recommends director candidates to the full Board for nomination. The Committee may engage a third party to assist in identifying director candidates or to assist in gathering information regarding a director candidate’s background and experience. If the Committee engages a third party, the Committee approves the fee that the Company pays for these services.

Shareholders may nominate director candidates by complying with our By-Law provisions discussed at the end of the proxy statement under the heading “Shareholder Proposals for the 2012 Annual Meeting.”

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The Compensation Committee is responsible for the review and approval of the Company’s executive compensation program. The Compensation Committee works with its independent consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”), to develop recommendations for the Compensation Committee. Members of the Company’s senior management and human resources department work with the Company’s compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), a 2010 spin-off from Hewitt Associates (the Company’s former compensation consultant).

Role of the Compensation Committee

The Compensation Committee is responsible for the review and approval of all aspects of the Company’s executive compensation program and makes all decisions regarding the compensation of the Company’s executive officers named in the executive compensation tables below (“NEOs”). Specifically, the Compensation Committee has responsibility to, among other things:

•	review, approve and administer all compensation programs affecting NEOs and ensure such plans are aligned with the Company’s compensation structure policies;

•	annually review and approve:

¡	performance criteria, goals and award vehicles used in our compensation plans, and

¡	performance of and compensation delivered to our Chief Executive Officer and other NEOs;

•	conduct an annual review of the Company’s risk assessment of its compensation policies and practices;

•	oversee the Company’s management development and succession planning efforts; and

•	review and approve any contracts, policies, or programs related to compensation, contractual arrangements, or severance plans affecting NEOs.

As described below under “Compensation Discussion and Analysis—2010 Decision Making Process,” the Compensation Committee consults with the Chief Executive Officer with respect to the compensation of the Chief Operating Officer and the Chief Financial Officer and consults with the Chief Operating Officer with respect to the executive officers who report directly to him.

The Compensation Committee’s charter is available in the “Investor Relations” section of the Company’s website at www.discoverfinancial.com.

Role of the Compensation Consultants

The Compensation Committee regularly consults with its external independent compensation consultant in performing its duties. The Compensation Committee has broad authority to retain and dismiss compensation consultants, as well as to establish the scope of the consultant’s work. While the consultant reports to the Compensation Committee, the consultant also works with the Company’s human resources staff and executive management as approved by the Compensation Committee Chair. The Compensation Committee previously retained Semler Brossy Consulting Group, LLC as its independent executive compensation consultant. In fiscal 2010, the Compensation Committee decided to select a new consultant. On April 8, 2010, following its review of consultant candidates, the members of the Compensation Committee unanimously decided to retain Pearl Meyer as the Committee’s new independent executive compensation consultant. Pearl Meyer provides experiential guidance to the Compensation Committee on what is considered fair and competitive practice in the industry, primarily with respect to the compensation of the Chief Executive Officer, but also for other senior Company officers. Pearl Meyer is independent of management and under the terms of its agreement with the Compensation Committee, Pearl Meyer will provide services only to the Compensation Committee. Other than executive compensation consulting services noted above, Pearl Meyer performs no other services for the Company.

The Company has retained Meridian to advise our management on executive compensation matters. Meridian provides competitive compensation program and policy data as well as information concerning industry practices.

Director Compensation

We have adopted the Directors’ Compensation Plan to establish our directors’ annual compensation and to further advance the interest of the Company and its shareholders by encouraging increased share ownership by our non-employee directors, in order to promote long-term shareholder value. Our directors are required to retain a certain amount of stock as described in the section below “Share Ownership Guidelines.”

Directors who also are our employees do not receive any compensation under the Directors’ Compensation Plan. The compensation under the Directors’ Compensation Plan is described below.

Cash Compensation. Each non-employee director receives the following cash compensation under the Directors’ Compensation Plan for service on our Board and committees of our Board:

•	An annual retainer fee of $75,000;

•	An additional annual retainer fee for our Lead Director of $75,000;

•	An additional annual retainer fee of $25,000 for the chairperson of each committee of our Board other than the Audit and Risk Committee; and

•	An additional annual retainer fee of $50,000 for the chairperson of the Audit and Risk Committee.

Each non-employee director may elect to defer receipt of their cash compensation under the Directors’ Voluntary Nonqualified Deferred Compensation Plan until the director terminates all services for the Company. A bookkeeping account is maintained for each participant and interest is credited to the deferred amount based on 120% of the quarterly long-term applicable federal rate in effect.

Equity Compensation. Pursuant to the Directors’ Compensation Plan, we may issue awards of up to a total of 500,000 shares of Common Stock to our non-employee directors. Each non-employee director receives an annual grant of $125,000 in restricted stock units (“RSUs”) for service on our Board and committees of our Board beginning with the first annual meeting at which the director is elected to our Board. For those directors joining our Board on a date other than the date of an annual meeting, each director receives a grant of $125,000 in RSUs on the date on which the director becomes a member of our Board, adjusted by one-12th for each month before the next annual meeting of shareholders.

The number of RSUs granted is determined by dividing the dollar amount by our share closing price on the date of grant. Each grant made thereafter vests in its entirety on the first anniversary of its date of grant. Unless provided otherwise in the RSU agreement, RSUs granted to each non-employee director may become fully vested before the end of the regular restriction period if (i) such director is terminated due to disability or death or (ii) a change in control occurs. Upon vesting, the RSUs are converted into Common Stock. Each non-employee director may elect to defer the receipt of their equity compensation until the director terminates all services for the Company. Directors currently receive dividend payments on their RSUs. A bookkeeping account is maintained for each participant, which reflects the number of RSUs to which the participant is entitled under the terms of the Plan.

In order to continue to be able to provide equity compensation to our non-employee directors, we are seeking shareholder approval of an amendment to the Directors’ Compensation Plan to provide for an additional 500,000 shares of Common Stock to be issued under this plan. This proposal is discussed below under “Proposal 4—Approval of an Amendment to the Discover Financial Services Directors’ Compensation Plan.”

Reimbursements. Directors are reimbursed for reasonable expenses incurred in attending Board of Directors, committee and shareholder meetings, including reasonable expenses for travel, meals and lodging.

Role of the Nominating and Governance Committee

The Nominating and Governance Committee is responsible for reviewing the effectiveness of the non-employee director compensation and benefits programs in supporting the Company’s ability to attract, retain and motivate qualified directors. If appropriate, the Nominating and Governance Committee will recommend changes to the Board regarding non-employee director compensation and benefits.

Non-employee Director Compensation Table. The table below sets forth cash and equity compensation (including deferred compensation) paid to our non-employee directors with respect to their Board service in the fiscal year ended November 30, 2010.

2010 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Jeffrey S. Aronin(2)	75,000	124,991	0	199,991

Mary K. Bush	75,000	124,991	0	199,991

Gregory C. Case(2)	100,000	124,991	0	224,991

Robert M. Devlin	75,000	124,991	0	199,991

Cynthia A. Glassman	75,000	124,991	0	199,991

Richard H. Lenny	75,000	124,991	0	199,991

Thomas G. Maheras	75,000	124,991	0	199,991

Michael H. Moskow(2)	75,000	124,991	0	199,991

E. Follin Smith	125,000	124,991	0	249,991

Lawrence A. Weinbach	175,000	124,991	0	299,991

(1)	Reflects RSUs granted under the Directors’ Compensation Plan described above. Amounts reflect the grant date fair value of the fiscal 2010 RSUs which were granted on April 8, 2010. These amounts reflect the Company’s Fair Value in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC Topic 718”) and may not correspond to the actual value that might be realized by the named individuals. Additional details on accounting for stock-based compensation can be found in Note 3 “Summary of Significant Accounting Policies-Stock Based Compensation” and Note 12 “Stock-Based Compensation Plans” of the Consolidated Financial Statements in our Annual Report on Form 10-K. As of November 30, 2010, each director held the following number of RSUs: Messrs. Aronin, Case and Devlin and Ms. Bush each held 43,048; Dr. Glassman and Mr. Lenny each held 8,111; Mr. Maheras held 27,911; Mr. Moskow held 44,074; and Ms. Smith and Mr. Weinbach each held 27,860. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common shareholders.
(2)	The amounts listed in the “Fees Earned or Paid in Cash” column were deferred under the Directors’ Voluntary Nonqualified Deferred Compensation Plan.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis focuses on the Company’s Executive Officers who are named in the tables below and who are referred to as our “named executive officers” or “NEOs.” We summarize our executive compensation program and objectives and provide an overview of how and why the Compensation Committee of our Board of Directors (the “Committee”) made specific decisions involving our NEOs. We also refer you to our Annual Report on Form 10-K for the year ended November 30, 2010 for additional information regarding the 2010 financial results for our Company discussed below.

Executive Summary

We delivered strong financial results in fiscal 2010, exceeding our 2010 business plan (“2010 Plan”) and outperforming most of our competitors despite the challenging economic and regulatory environment. Our executive compensation decisions in 2010 were greatly influenced by the following important factors, each of which is discussed below in more detail:

Highlights

•

Strong Company Performance in a Challenging Environment: In 2010, our NEOs made key strategic decisions and delivered strong results which contributed greatly to the Company outperforming key 2010 performance goals. These accomplishments were significant given the challenging economic environment including: high unemployment, increased levels of bankruptcy and increased consumer de-leveraging. In addition, we delivered strong performance despite the unfavorable impact to our revenues in 2010 of the implementation of the Credit Card Accountability Responsibility and Disclosure Act of 2009 (“CARD Act”) provisions.

•	Financial Performance:

–	Net income of $765 million exceeded the 2010 Plan target of $158 million. 2009 net income was $130 million excluding after-tax antitrust litigation settlement proceeds and certain related expenses.

–	Return on equity (“ROE”) of 12% exceeded the 2010 Plan target of 3%. 2009 ROE was 2%, excluding the after-tax antitrust litigation settlement proceeds and certain related expenses.

•

Other Performance Factors: Very strong performance against our performance priorities, exceeding or meeting most goals, including charge-offs and sales growth; strong performance against competitors in net charge-offs and receivable growth.

•

Repayment of Troubled Asset Relief Program Capital Purchase Program (“CPP”) Investment: We repaid to the U.S. Department of the Treasury (“UST”) its $1.2 billion investment in Company preferred stock and redeemed Common Stock warrants, avoiding shareholder dilution that would have occurred if the warrants had been exercised. Our compensation program remained subject to certain regulatory restrictions as a result of our participation in the CPP.

•

Balanced Risk and Reward: We enhanced the link between our incentive compensation program and our risk management programs to ensure that our incentive compensation program appropriately balances risk and reward and does not encourage imprudent risk-taking.

Factors Affecting Compensation Decisions

While our Committee subjectively considers a number of factors when assessing performance for purposes of making compensation decisions, in 2010 the Committee primarily considered Company net income. We use net income because it is one of the key drivers of EPS and is a representative measure that is most directly tied to the return to our common shareholders. Net income is also a balanced measure that focuses on overall performance to ensure that the executives are focused on the overall returns of the Company and not compensated to drive one measure over another. The Committee also considers other Company-wide financial metrics including ROE, credit performance, growth metrics, impact of legislative and regulatory changes on the business, performance versus competitors and other factors relevant to the year.

2010 compensation decisions were impacted by CPP restrictions. At the beginning of fiscal 2010, the Committee adjusted the mix between fixed and variable compensation and approved a base salary increase for our NEOs with the increase to be paid in the form of Company Common Stock (“Salary Stock”). In making this decision, the Committee considered CPP compensation restrictions, including limits on incentive compensation which meant that only one-third of our NEOs’ compensation could be paid in the form of incentive compensation. The Committee also considered the need to attract, motivate and retain a talented management team and to ensure that our compensation program remains competitive with other companies with which we compete for senior executive talent. Although not required under CPP restrictions, the Committee imposed a holding period requirement on shares of Salary Stock, in order to align executives’ long-term interests with those of shareholders.

For 2010, after consideration of all the aforementioned factors, the Committee made discretionary compensation decisions for each of the NEOs, which are detailed below under “Summary of Pay Decisions.”

2011 Program Redesign

During 2010, and following our repayment of the CPP investment, we conducted a comprehensive review of our executive compensation program and made several important changes for fiscal 2011 which further align with our pay-for-performance philosophy. The following table summarizes these key changes affecting our NEOs:

Component of Compensation	Key Changes for fiscal 2011
Overall pay mix	Re-balanced pay mix to increase emphasis on pay for longer-term performance while promoting prudent risk taking, including reduction of base salaries and elimination of Salary Stock.

Incentive Compensation	Increased focus on driving future performance and pay for performance.

Short-Term Incentive	Increased clarity of link between annual performance metric(s) and pay for target performance.

Long-Term Incentive

Introduced performance-based stock units (“PSUs”) tied to the Company’s multi-year earnings per share and moved annual equity award of restricted stock units (“RSUs”) and PSUs to the beginning of each performance cycle.

Added enhanced non-compete and non-solicit provisions to RSUs and PSUs.

Clawbacks	Introduced clawback for new PSUs.

Compensation Program and Objectives

The Company’s 2010 executive compensation program and year-end compensation decisions were built on the following principles:

•	Pay for Performance—Pay reflects Company, business segment, and individual executive performance;

•	Competitive Market for Executive Talent—Our compensation is competitive relative to our peers in order to attract and retain a talented executive team; and

•

Balanced Compensation Structure—We maintain a mix of fixed and variable compensation, which is aligned with shareholder interests and the long-term interests of the Company and appropriately balances risk and reward.

Each of these principles is discussed below.

Pay for Performance

The Company believes in a pay-for-performance philosophy. The majority of compensation for our NEOs has historically been in the form of year-end bonus, a substantial portion of which is paid in deferred equity. In evaluating Company performance and when making NEO compensation decisions, the Committee considers financial performance as well as performance priorities, relative performance and individual executive performance.

•

Financial Performance—How well the Company performed compared to its 2010 Plan goals and performance during the previous year. For 2010, the Committee primarily used net income and a combination of the following performance metrics: return on equity, revenue, provision for loan losses and expenses, with primary focus on net income.

•	Other Performance Factors

–	Performance Priorities—How well the Company accomplished the key objectives as determined at the start of the year.

–	Relative Performance—How well the Company performed against a select group of competitors on profitability, risk management, growth and other measures.

The Committee also considers the individual performance contributions of each executive, as described in more detail beginning on page 25.

Competitive Market for Executive Talent

The Committee reviewed and considered market data from a peer group when approving NEO compensation. We do not engage in strict benchmarking but rather use competitive data as a reference point for elements of NEO compensation. The peer group used in the analysis consists of 19 financial services companies of a similar business nature and revenue size to the Company, from which the Company might expect to draw executive talent. Given that the Company has few direct competitors of similar scope and size, the peer group is somewhat varied in nature and represents: companies that are similar in business and focus primarily on credit card operations, regional financial institutions that have significant credit card and/or loan operations, and data/transaction processing companies. In 2010, the Committee reviewed the companies that met the foregoing criteria, and after evaluating these companies with its independent compensation consultant, approved the adjusted peer group set forth in the table below.

The Committee uses the peer group below for comparisons of all components of the Company’s executive compensation and benefits package. The extraordinary economic environment during recent years caused such data to become less relevant and therefore the Committee reviewed but placed minimal weight on historic pay data from these peer companies. The Committee regularly reviews and adjusts the peer group, consistent with the criteria described above.

In 2010, the peer group consisted of the following companies:

Alliance Data Systems Corporation	Comerica Incorporated	Key Corp	SLM Corporation
American Express Company	Fidelity National Information Services, Inc.	M&T Bank Corporation	Total System Services, Inc.
Ameriprise Financial, Inc.	Fifth Third Bancorp	Marshall & Ilsley Corporation	Visa Inc.
Capital One Financial Corporation	Fiserv, Inc.	MasterCard Incorporated	The Western Union Company
CIT Group Inc.	Genworth Financial, Inc.	Regions Financial Corporation

Balanced Compensation Structure

The Committee determines compensation for the NEOs (aggregate of base salary, potential cash bonus and equity compensation) at year-end, based on the performance of the Company and the individual executive performance for the year, while considering compensation levels of other executives in similar roles. The Committee feels that a balance of these three components provides an ideal combination of risk and reward. There is no target bonus amount established for, or communicated to, the NEOs. For 2010, the variable year-end bonus amounts (cash and equity) paid to the NEOs are discretionary amounts determined by the Committee based on its evaluation of the above-referenced financial performance, other performance factors and the individual performance of each executive. The Committee considers peer group and market data in conjunction with the aforementioned factors before making compensation decisions and uses discretion to exercise its judgment instead of solely relying on a formulaic structure, balancing transparency and flexibility to pay appropriately for performance.

For 2010, the Committee, with input from its independent consultant, emphasized equity compensation for NEOs to align the long-term interests of our NEOs with our shareholders. The Committee believes that the use of RSUs that generally vest ratably over a four-year period focuses the executive on the Company’s long-term interests without leading to imprudent risk-taking. The Committee also continues to believe that time-vested RSUs represent an efficient method of delivering long-term equity compensation, generally using fewer shares than other types of equity vehicles while having a reasonably predictable expense impact.

Review of Compensation Policies and Practices Related to Risk Management

In fiscal 2010, the Committee undertook a risk review of the Company’s compensation practices in response to preliminary UST executive compensation regulations applicable to companies participating in the CPP (the “CPP Rules”). As required by these regulations, the Committee met with the Company’s senior risk officer to review employee compensation plans in which all employees (including the NEOs) participate, and to identify whether these arrangements had any features that might encourage unnecessary and excessive risk-taking that could threaten the value of the Company. The Committee considered a number of risk mitigation factors, including the balanced use of time-vesting RSUs and cash, emphasis on overall Company performance in compensation decisions, our robust risk governance and control structure and the Company’s share ownership guidelines, and concluded that these factors provided adequate safeguards that would either prevent or discourage excessive risk taking. A more detailed description of this risk review can be found below under “Compensation Committee Report.”

The Committee also continues to monitor a separate, on-going risk assessment by senior management of the Company’s broader employee compensation practices as part of the Federal Reserve’s regulatory initiative on incentive compensation paid by bank holding companies. Under this initiative, senior Company human resources, risk management, compliance, and legal personnel compiled and analyzed extensive information about the Company’s incentive plans, including plan documents, eligibility criteria, payout formulas and payment history, and held extensive interviews with business line managers to understand how evaluation of business risk affects incentive plan performance measures and compensation decisions.

Following these risk reviews, the Company and the Committee have not identified any risks arising from our compensation policies and practices for our named executives and our employees generally that are, either individually or in the aggregate, reasonably likely to have a material adverse effect on the Company.

Components of Total Compensation

The components of the Company’s executive compensation program are shown in the table below. Each of the components and how decisions were made for each NEO are more fully discussed in the sections following the table.

Component	Description and Purpose
Base Salary	Fixed compensation is based on scope of responsibility and impact on the organization. At the beginning of fiscal 2010, the Committee restructured compensation to place a greater emphasis on fixed pay and allocated a portion of base salary to be paid in Salary Stock as described in “Summary of Pay Decisions—Base Salary” below.

Variable Year-End Bonus	Variable year-end bonus typically consists of a cash bonus and an equity grant, described further below. Due to the Company’s participation in the CPP, year-end bonuses were subject to certain restrictions in 2010 as described in “2010 Decision Making Process—CPP Compensation Restrictions” below.

Cash Bonus Variable cash bonus is designed to reward Company, business segment, and individual performance with a primary focus on rewarding our net income performance.

Equity/Stock

Variable annual equity grant is designed to reward individual contributions to the Company’s performance as well as motivate future contributions and decisions aimed at increasing shareholder value. The Company’s NEOs are required to retain a certain amount of Company equity/stock as described in “Other Arrangements, Policies and Practices Related to Our Executive Compensation Program—Share Ownership Guidelines.” The number of units granted is determined by dividing the dollar value of the award by the fair market value on the date of grant.

Retirement and Other Benefits	Fixed component of pay intended to protect against catastrophic expenses (e.g., health care, disability and life insurance) and provide opportunity to save for retirement (i.e., 401(k)). The Company offers a benefits package to all employees that is competitive with those offered by our peer group and other companies with whom we compete for talent, and our NEOs participate on the same basis as our employees generally. The Company does not offer any supplemental benefits programs or deferred compensation program to our NEOs.

Post-Termination Compensation (Severance and Change in Control)	Severance program designed to provide protection and allow executives to focus on acting in the best interests of shareholders regardless of impact on their own employment. In September 2007, the Committee approved a change in control/severance policy under which our NEOs participate. The benefits provided under this policy for our NEOs were not available for the portion of 2010 during which the Company participated in the CPP. This policy is discussed in more detail in “Other Arrangements, Policies and Practices Related to Our Executive Compensation Program—Executive Severance and Change in Control Severance Policy” below.

We continue to maintain our disciplined approach to benefits and perquisites. We do not provide any benefit plans to our NEOs which are not generally available to other employees, and generally provide only limited perquisites to our NEOs, including access to the executive pantry and the executive gym. We have also continued our practice of not entering into individual employment agreements with our NEOs.

Role of Chief Executive Officer in Compensation Decisions

Our Chief Executive Officer and Chief Human Resources Officer met with the Committee several times to discuss preliminary compensation decisions for the NEOs and senior officers. The Committee also met with its independent compensation consultant to discuss compensation recommendations and decisions. This allowed for ample review and consideration of 2010 Company, business segment and individual performance and resulting 2010 compensation decisions. The role of the NEOs in compensation decisions is more fully discussed below and the role of the Committee and its consultant are discussed in “Executive and Director Compensation.” The decisions of the Committee for 2010 performance are reflected below in “Summary of Pay Decisions.”

Mr. Nelms, as Chief Executive Officer, discussed each executive’s overall contribution to Company performance and individual responsibility for business segment, function, and/or strategic goals, and then Mr. Nelms made a corresponding pay recommendation for each NEO. Mr. Nelms was assisted in this process by the Company’s Chief Human Resources Officer. For Messrs. Minetti and Talwar, Mr. Nelms discussed recommendations with Mr. Hochschild, the President and Chief Operating Officer of the Company, prior to presenting the recommendation to the Committee. Mr. Nelms was not involved in any capacity regarding his own pay decisions. The Committee requested input from the Company’s chief human resources officer and the Committee’s independent consultant regarding the compensation decisions for Mr. Nelms and met in an executive session, without any management present, when it considered and approved the compensation of Mr. Nelms. Messrs. Guthrie, Minetti and Talwar did not have a role in these compensation decisions.

2010 Decision Making Process

Overall Company and Business Segment Performance

For 2010, the Committee measured overall Company and business segment performance by focusing primarily on net income and also considering return on equity, total revenue, total provision for loan loss, and total operating expenses. Although no set weight is assigned to each of these performance metrics, we believe that net income is the best measure of overall Company performance and, accordingly, this metric had the greatest impact on the overall funding level of incentive compensation in 2010. The Committee also considered performance priorities, relative performance measures and individual performance.

The Committee believes that the actions taken by the Company’s Chief Executive Officer and the other NEOs throughout 2010 contributed greatly to the Company’s results and positioned the Company well to take advantage of improving economic conditions. Furthermore, throughout 2010, the Company continued to benefit from the strategic choices made by the Company’s senior management over the past few years. In addition to the Company’s longstanding rigorous credit and balance sheet management practices, the following key strategic decisions, among other things, enabled the Company to remain profitable during 2010 and placed the Company in a strong position going forward:

•	Tightened new account acquisition criteria and reduced the marketing expenditures accordingly

•	Limited credit line increases and balance transfer offers to existing customer base

•	Significantly reduced exposure around contingent liability and implemented pro-active credit line decrease programs to the riskiest populations

•	Actively reduced overall cost structure to reflect an outlook that included low or no growth in our asset businesses

Financial Performance

As discussed above, the primary factor which our Compensation Committee considered in making 2010 compensation decisions was the Company’s financial results which are summarized in the table below. The primary financial result considered for purposes of our 2010 compensation decisions was net income. In 2010 our net income was $765 million, exceeding both our 2009 net income of $130 million (excluding after-tax antitrust litigation settlement proceeds and certain related expenses) and our 2010 Plan target of $158 million. Also material to the Compensation Committee’s decision in 2010 was the Company’s return on equity of 12% in 2010, which exceeded a return of 2% in 2009 (excluding after-tax antitrust litigation settlement proceeds and certain related expenses) and our 2010 Plan target of 3%. Additionally, the Compensation Committee considered the 2010 financial metrics set forth below. No set weight is assigned to any of these metrics and no single metric is material to the Compensation Committee’s determination of any individual’s compensation; rather the Compensation Committee reviews and subjectively balances these metrics in the aggregate in determining individual compensation.

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Revenue of $6,658 million which was only 3% lower than 2009 revenue (excluding after-tax antitrust litigation settlement proceeds), despite a lower receivable base and the unfavorable impact of the CARD Act on revenue and fees.

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Provision for loan loss of $3,207 million which benefited from improved credit performance and lower reserve requirements during 2010, and which was favorable to 2009 results by 26% and was better than expected when compared against our 2010 Plan.

•	Successful continued focus on controlling expenses, while investing in growth with total operating expense held essentially flat year-over-year at $2,206 million.

	2009	2010	Change
Total Revenue(1)(2)(3)	$6,839M	$6,658M	(3%)
Total Provision for Loan Loss(2)	$4,358M	$3,207M	(26%)
Operating Expense(1)(4)	$2,222M	$2,206M	(1%)
Net Income(1)	$130M	$765M	487%
ROE(1)	2%	12%	1000	bps

(1)	For 2009, amount excludes antitrust litigation settlement proceeds and certain related expenses
(2)	For 2009, amounts shown are on a managed basis
(3)	Total revenues equals the sum of net interest income and other income
(4)	For 2010, amount excludes a benefit related to the reversal of expense that had been previously recorded related to the special dividend agreement

Other Performance Factors

Performance Priorities

The Committee also considered the Company’s progress on core strategic performance priorities across the Company and within each segment in making overall, year-end bonus funding decisions. No set weight is assigned to any of these factors and no single performance priority is material to the Compensation Committee’s determination of individual bonuses; rather the Committee reviews and subjectively balances these priorities in the aggregate in determining individual bonuses. These performance priorities are based on our 2010 Plan, and are intended to be challenging but achievable.

The Committee considered the Company’s overall strong performance against performance priorities in 2010. The Committee noted a reduction in total loans as a result of the CARD Act and the sale of federal student loans and improved sales results over 2009 due to improved consumer spending, higher gas prices and growth in active outlets. The Committee also noted an increase in transaction volume for the Payment Services segment which was higher than anticipated and the Company’s strong performance with respect to 30-day active outlets and direct-to-consumer deposits.

	2009	2010	Change
Total Loans(1)	$50.9B	$48.8B	($2.0B	)
Total Discover Card Sales	$87.5B	$92.5B	$5.0B
Transaction Volume in Payment Services	$141.1B	$152.1B	$11.0B
Domestic 30-Day Active Merchant Outlets	2.5M	2.6M	0.1M
Direct to Consumer / Affinity Deposits	$12.6B	$20.6B	$8.0B

(1)	For 2009, loans are shown on a managed basis

Relative Performance

For additional context the Committee reviews the Company’s relative performance against our largest direct business competitors in the U.S. market in both the Direct Banking and Payment Services businesses. Highlights of the 2010 relative performance results considered by the Committee are described in the table below. The Committee reviews competitor results through completion of the third calendar quarter since competitor information was only available through the third calendar quarter at the time of the Committee’s decision-making.

2010 Company Performance vs. Credit Card Issuer Competitors(1)

•    Income: 1.43% pretax return on receivables excluding antitrust litigation settlement proceeds; lower than most competitors

•    Credit: 8.29% net charge-off rate; better than most competitors

•    Expense: 3.97% as a percentage of average receivables; higher than most competitors

•    Volume: -5% receivables growth; better than all competitors

(1)	Credit card segments of competitors: Citigroup Inc., American Express Company, Bank of America Corporation, JP Morgan Chase and Capital One Financial Corporation.

2010 Company Performance vs. Network Competitors(2)

•    Income: 31% growth in profit before taxes; better than all competitors

•    Credit Volume: 7% U.S. credit volume growth(3); better than most competitors

•    Debit Volume: 5% U.S. debit dollar volume growth; better than MasterCard and lower than Visa

(2)	Network segments of competitors: American Express Company, MasterCard International, and Visa International.
(3)	Represents gross proprietary and third-party issuer sales on the Discover network and cash advances.

Individual Performance

The Committee considers individual performance in making final compensation decisions for each NEO, both as it relates to their specific objectives as well as their contributions to the success of the overall enterprise. The Committee believes this approach optimizes the benefit to shareholders versus an approach that focuses only on specific objectives in one area while not considering the best overall results to shareholders. Summaries of individual performance and contributions are described below.

David W. Nelms. Mr. Nelms led the Company to significantly exceed the goals of the 2010 Plan during a challenging economic and regulatory environment. He established a strong and positive relationship with regulators as a bank holding company and maintained open and productive dialogue on key issues. He established and communicated a new strategy (direct banking and payments) with a well grounded five-year strategic plan to grow the Company through organic and inorganic channels, as demonstrated through our acquisition of The Student Loan Corporation. Under Mr. Nelms’ leadership, the Company was able to repay its CPP obligations, while strengthening its balance sheet and capital and liquidity positions. He retained a key leadership team and produced business results while responding successfully to numerous challenges including the CPP, CARD Act, and the economy.

Roy A. Guthrie. Mr. Guthrie prudently and proactively managed the Company’s capital and liquidity and oversaw the reduction of risk and the Company’s balance sheet, which allowed the Company to repay its CPP obligation and still maintain a strong balance sheet and capital and liquidity positions. He also implemented an enhanced financial planning and analysis process and played a key leadership role supporting the Company’s M&A activities, including the acquisition of The Student Loan Corporation. In addition, he managed capital market volatility effectively while continuing to build out the Accounting and Treasury functions. Mr. Guthrie leveraged line of business planning and analysis groups to significantly enhance the strategic planning effort for the Company.

Roger C. Hochschild. Mr. Hochschild played a critical role in developing plans, targets, and strategies to surpass most 2010 Plan metrics despite a very challenging environment. The Payments Services segment surpassed profit goals and achieved key objectives for the Diners Club integration. He led the continued successful growth of deposit, personal and student loan products with the added achievement of the acquisition of The Student Loan Corporation. Mr. Hochschild continued to lead companywide expense reduction initiatives, more directly drove performance of his team and improved cross-functional goal alignment. He personally drove key strategies across a wide range of areas and was a key architect of the five-year strategic plan.

Carlos Minetti. Mr. Minetti had a very strong year including making significant progress across all banking product goals and being on track or ahead of 2010 Plan for both volumes and profitability (deposits, student loans, personal loans). He has built Discover into a “top 5” player in three direct banking products and played a leading role in The Student Loan Corporation acquisition. He played a key role in maintaining industry-leading loss rates through rigorous management and implementation of new strategies in collections and recovery. Mr. Minetti continues to be a key player in overall firm strategy with a particular focus on issues related to risk management and finance.

Harit Talwar. Mr. Talwar made strong progress across all card volume goals, ahead on sales, and has personally driven initiatives to exceed 2010 Plan on receivables growth. Yield and revenue margin have held up well, the result of significant efforts across 2009 and 2010 to prepare for the CARD Act impact. Mr. Talwar has also made significant progress on advertising and increasing the prominence of the Company’s brand. He has had a significant impact in his two years as President—U.S. Cards reflecting his central role in driving the growth and profitability of the Company’s core card business despite a shifting regulatory environment.

CPP Compensation Restrictions

As noted in our 2009 proxy statement, we became a participant in the CPP in 2009. On April 21, 2010, we repaid the UST investment in our Company and ceased to be a participant in the CPP. During the portion of fiscal 2010 that we were a participant in the CPP, we adopted certain requirements for executive compensation and governance imposed on all CPP participants. The CPP Rules included, among other requirements, that:

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We could not pay or accrue compensation for NEOs and the next twenty most highly compensation employees (other than under employment contracts in effect as of February 11, 2009) in the form of bonuses, retention awards, or incentive compensation, including stock options and equity awards, except that:

¡

We were permitted to make grants of long-term restricted stock units, provided the value of such grants did not exceed one-third of the employee’s total annual compensation (including the total fair market value of the grant for the year in which the grant was made) was not transferable prior to repayment of certain percentages of the CPP investment, and would not vest for at least two years except under limited circumstances; and

¡	We could increase base salary and also pay salary in stock, including stock subject to a holding period or transfer restrictions;

•	We could not provide any severance payment to any of our NEOs or any of the next five most highly compensated employees;

•	We could not deduct for tax purposes compensation paid to any NEO in excess of $500,000, regardless of whether it was performance-related or otherwise; and

•

We were required to adopt enhanced recoupment or “clawback” policies, requiring NEOs and other affected employees to forfeit compensation awarded based on materially inaccurate financial information or any other materially inaccurate performance-metric criteria.

Following our repayment of the CPP investment, we were generally no longer subject to the foregoing restrictions.

Summary of Pay Decisions

As discussed above, our 2010 compensation decisions were closely tied to our 2010 financial performance. Improvement in Company performance exceeded increases in compensation for the NEOs. The breakdown by component of NEO pay is summarized in the following table.

			2010
	2008 Total	2009 Total	Cash Salary	Stock Salary	Cash Bonus	Equity Bonus	Total
David W. Nelms	$5,750,000	$3,274,996	$1,000,000	$3,550,000	$1,700,000	$4,650,005	$10,900,005
Roy A. Guthrie	$2,674,997	$1,574,986	$750,000	$1,150,000	$1,000,000	$1,200,001	$4,100,001
Roger C. Hochschild	$4,599,996	$2,174,993	$800,000	$2,100,000	$1,290,000	$2,879,998	$7,069,998
Carlos Minetti	$2,499,999	$1,500,000	$750,000	$1,000,000	$980,000	$1,070,005	$3,800,005
Harit Talwar	—	—	$750,000	$1,000,000	$880,000	$1,070,005	$3,700,005

The table above incorporates the equity incentive compensation actually awarded each December for the recently completed fiscal years. These amounts vary from those shown in the 2010 Summary Compensation Table on page 37, as the amounts shown in the 2010 Summary Compensation Table include equity values based on award date. Specifically, because we grant equity incentive awards for a given fiscal year after completion of that fiscal year, the equity bonus for fiscal 2009 performance was granted immediately following the end of fiscal 2009 in fiscal 2010 and is thus reported in this year’s “2010 Grants of Plan-Based Awards Table” on page 38 of this proxy statement. Similarly, the equity bonus for 2010 performance (which is shown above) will be reported in the “2011 Grants of Plan-Based Awards” table in our proxy statement to be filed in 2012.

Base Salary

We provide our NEOs and other executives with a market competitive annual base salary to attract and retain an appropriate caliber of talent for the position. We generally review base salaries for the NEOs and other executives annually in November and December and determine whether to make increases or decreases based on changes in our competitive market (the peer group companies), individual performance, and experience in position.

In December 2009, the Committee approved an increase in the base salaries of our NEOs for fiscal 2010 with the increase to be paid in the form of Salary Stock. In making this decision, the Committee considered that, in order to attract, motivate and retain talented management with proven skills and experience, we must offer a compensation program that compares favorably with those offered by other large financial services and non-financial services companies with which we compete for a limited pool of highly qualified senior executive talent. The Committee, in consultation with its then independent compensation consultant, Semler Brossy, also considered competitive compensation data, historical total compensation levels and environmental factors, including the pay design of other CPP participants, to set base salaries. In light of these considerations, the Committee approved the use of Salary Stock to pay the base salary adjustment to align our NEOs’ interests with the long-term interests of shareholders and the Company. Subject to the NEO’s continued employment with the Company, the Salary Stock was paid to each NEO in installments, net of applicable tax withholdings and deductions, on each of the Company’s regular pay dates (“Pay Date”) beginning with the pay period ending on January 10, 2010, and continuing consistent with the Company’s established payroll schedules up to and including the pay period ending on November 28, 2010.

Although the CPP Rules do not impose any holding period or transfer restrictions on Salary Stock received, the Committee imposed transfer restrictions on the Salary Stock in order to further align the interests of executives with the longer term interests of shareholders and the Company. Salary Stock is subject to restrictions on transfer that lapse upon the dates set forth in the following schedule: (i) June 30, 2011, with respect to Salary Stock awarded on Pay Dates from January 15, 2010 to April 9, 2010; (ii) June 30, 2012, with respect to Salary Stock awarded on Pay Dates from April 23, 2010 to August 13, 2010; and (iii) June 30, 2013, with respect to Salary Stock awarded on Pay Dates from August 27, 2010 to December 3, 2010. Salary Stock included a right to receive dividend payments and, as required by the CPP Rules, was fully vested on the applicable Pay Date. Payment of Salary Stock has been discontinued for fiscal 2011 and base salaries for 2011 were reduced as discussed below in “2011 Executive Compensation Program Changes and Outlook.”

Variable Year-End Bonus Award

Cash: As one portion of our variable year-end bonus, we have historically provided the opportunity for our NEOs and other executives to earn a market competitive annual cash bonus award based on financial performance, other performance factors and individual performance as discussed above in “2010 Decision Making Process.” This opportunity is provided to motivate executives to achieve our annual business goals, to attract and retain an appropriate caliber of talent for the position, and to recognize that similar annual cash awards are almost universally provided at other companies with which we compete for talent. Annual cash bonus awards for NEOs were suspended, during our participation in the CPP, as required by the CPP Rules.

Equity: Our NEOs and other executives were eligible to earn a long-term equity incentive award subject to the limitations imposed by the CPP Rules. We provide this opportunity to motivate executives to make decisions that focus on the long-term, sustainable growth of our Company and thus increase shareholder value, to attract and retain an appropriate caliber of talent for the position, and to recognize that similar long-term equity incentives are almost universally provided at other companies with which we compete for talent. The equity bonus for 2010 was awarded in the form of RSUs that are subject to a four-year time-based vesting requirement.

When making year-end bonus decisions for 2010, the Committee primarily considered Company financial performance and also considered business segment performance, Company performance metrics relative to its peers, competitive market data and individual performance. After a thoughtful review of this information and after consideration of CPP Rules, the Committee made a discretionary judgment on appropriate 2010 compensation for each of the NEOs. See “2010 Decision Making Process” above for more details on the factors considered by the Committee in reaching its conclusions. In compliance with the CPP Rules, the NEOs did not receive a cash bonus award for the period during which we participated in the CPP. See “2010 Decision Making Process—CPP Compensation Restrictions” above for more detail on the CPP compensation restrictions.

2011 Executive Compensation Program Changes and Outlook

On December 10, 2010, the Committee restructured the compensation program for the NEOs by reducing base salaries, and introducing performance stock units with a clawback feature. These changes were made to further reinforce the Company’s objective of more closely aligning executive compensation with Company performance, while appropriately balancing risk and reward.

As a result of these structural changes, after the above discussed grant of incentive equity and cash compensation for 2010 performance, NEO compensation for 2011 will consist of four key components—base salary, short-term incentive cash, and a long-term incentive program consisting of PSUs and RSUs—with a significant portion of total compensation (PSUs and RSUs) tied to long-term Company performance. Under the restructured compensation program, incentive equity compensation will be granted on a prospective basis at the beginning of the performance period (as opposed to being awarded following the completion of a performance period) as a way of motivating desired executive behaviors and aligning compensation with the long-term interests of shareholders. The Company also introduced an enhanced clawback for PSUs to further align the accountability of our NEOs to shareholder interests. The key changes to our compensation program are summarized below.

Highlights

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Reduction in Base Salaries. For 2011, the Company has reduced the base salary (including the elimination of Salary Stock) of our NEOs. The following table shows the base salaries which are expected to be paid to our NEOs in fiscal 2011 compared to 2010 base salaries (cash and stock):

	2010 Base Salary			2011 Base Salary
Name	Cash	Stock	Total	Cash Only
David W. Nelms	$1,000,000	$3,550,000	$4,550,000	$1,000,000
Roy A. Guthrie	$750,000	$1,150,000	$1,900,000	$650,000
Roger C. Hochschild	$800,000	$2,100,000	$2,900,000	$750,000
Carlos Minetti	$750,000	$1,000,000	$1,750,000	$650,000
Harit Talwar	$750,000	$1,000,000	$1,750,000	$650,000

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Introduction of Performance Stock Units (“PSUs”): For 2011, the Company for the first time is granting NEOs PSUs that vest and deliver value if (i) the Company meets specific cumulative earnings per share performance thresholds and (ii) the NEO completes a year of service following the performance period and meets other conditions, which are discussed in further detail below.

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Enhanced Clawback: The Company instituted a clawback that will allow us to reclaim PSU compensation for up to three years if the Company restates its financial statement due to material noncompliance with financial reporting requirements.

Short-Term Incentive

In 2011, we will continue to offer our NEOs the opportunity to earn a market competitive annual cash award based on financial performance, other performance factors and individual performance. Starting in 2011, we have established a target short-term incentive for the NEOs, represented as a percentage of their base salaries. These targets were communicated to the NEOs at the beginning of the 2011 fiscal year. The Committee believes establishing targets is more representative of prevalent market practice and will provide the NEOs greater clarity and motivation to achieve business goals. Net income will be the primary factor that funds the incentive pool, within a framework pre-established by the Committee. The Committee will then make a discretionary adjustment to funding after evaluation of other performance factors such as charge-offs and relative risk performance. If net income results are above or below the set framework, the Committee will maintain discretion to determine the appropriate funding level. The Committee believes this provides the right balance between transparency and flexibility to adjust for extraordinary circumstances that positively or negatively affect net income, and will ensure that pay is commensurate with performance. The short-term incentive opportunity is provided to motivate executives to achieve our annual business goals, to attract and retain an appropriate caliber of talent for the position, and to recognize that similar annual cash incentive awards are almost universally provided at other companies with which we compete for talent.

Long-Term Incentive

Starting in 2011, the Company is awarding PSUs and RSUs as part of its long-term incentive program. This shift was made to better align NEO interests with the long-term interests of the Company and of its shareholders. We have established a target long-term incentive for the NEOs, represented as a percentage of their base salaries. In addition, we have established a target PSU and RSU mix as a percent of the total long-term incentive target of each NEO. The PSU and RSU grants were made at the beginning of the 2011 fiscal year. Please see below for further details on the PSUs and the RSUs.

Performance Stock Unit Program

The PSUs were granted under the Company’s Amended and Restated 2007 Omnibus Incentive Compensation Plan and will replace a portion of the awards that were historically granted in the form of time-vested RSUs. Under this program, PSUs will generally vest and convert to shares of Company Common Stock if and to the extent the Company performs against a predetermined Company performance goal over a two year period, the executive remains employed by the Company for three years from the beginning of the performance period (with exceptions for certain termination events), and are subject to an evaluation of compliance with the Company’s risk policy at the end of the third year. The performance period begins on December 1, 2010 and ends on November 30, 2012 (the “Performance Period”). Participants will receive no portion of the award if the minimum performance threshold is not met. If the Company exceeds the target performance hurdles, the NEO can potentially earn an award in excess of the target number, up to a maximum of two times the target award. Any shares received upon conversion of these PSUs will be subject to the share ownership guidelines for senior executives.

The purpose of this grant is to further reinforce the NEO’s accountability for the Company’s future financial and strategic goals by tying a greater portion of compensation directly to the Company’s earnings per share and ultimately the Company’s stock price. The following PSUs were awarded to the NEOs:

Named Executive Officer	Target Number of PSUs
David W. Nelms	181,629
Roy A. Guthrie	53,025
Roger C. Hochschild	122,600
Carlos Minetti	50,597
Harit Talwar	50,597

To the extent the NEO voluntarily terminates from the Company or is terminated for cause prior to the scheduled vesting date, other than as described below, none of the PSUs will vest and the entire award will be forfeited. In certain instances of a termination of the NEO’s employment prior to the scheduled vesting date, including due to: (i) involuntary termination such as a reduction in force or (ii) a retirement, death or disability, a pro-rata portion of the PSUs will vest and convert to shares following the conclusion of the vesting period. In the event of a change in control of the Company during the first year of the Performance Period, the award will be converted to cash at target performance and paid out according to the vesting schedule or sooner in the event of a qualified termination following the change in control event. In the event of a change in control of the Company during the second year of the Performance Period, performance will be measured through the last day of the Company’s quarter preceding the change in control and the award will then be converted to cash and paid out according to the vesting schedule or sooner in the event of a qualified termination following the change in control event. The PSUs are subject to certain restrictive covenants. The awards will receive dividend equivalents in cash which will accumulate and pay out, if at all, when the underlying shares are paid to the NEOs and to the extent the shares are paid.

Restricted Stock Units

A portion of the equity grant for 2011 consists of RSUs. These RSUs generally convert ratably over a four-year period and are subject to market risk tied to the Company stock price. The RSUs are granted at the beginning of each year, but otherwise contain terms and conditions which are substantially similar to awards the Company previously granted at the end of the year for prior year performance. The Committee feels that RSUs ensure that the interests of senior executives are directly aligned with the long-term interests of the Company and its shareholders. The senior executive will forfeit the award if he or she is terminated or otherwise leaves the Company prior to the award vesting (with exceptions for certain termination events).

2011 Pay Mix

The Committee feels that emphasis on long-term equity compensation should be commensurate with level in the organization, so as to appropriately motivate the individuals with the most impact on driving the success of the organization and creating shareholder value. Therefore, for 2011, the Committee determined that 67% of the CEO’s compensation and, on average, 58% of the other NEOs’ compensation, will be in the form of long-term equity compensation.

The Committee and the Company anticipate the financial services industry will continue to face significant challenges in 2011. The Committee will continue to focus on the achievement of key financial and strategic business goals and monitor the compensation program to ensure it aligns the interests of our NEOs with those of our shareholders and our long-term goals while avoiding unreasonable risk.

Other Arrangements, Policies and Practices Related to Our Executive Compensation Program

Share Ownership Guidelines

The Committee maintains share ownership guidelines for NEOs and other executives, and the Nominating and Governance Committee maintains guidelines for Directors. The guidelines recommend that the following multiples of annual cash base salary or, in the case of our Directors, annual retainer, be held at the close of each fiscal year:

Participants	Recommended Share Ownership (as Multiple of Cash Base Salary or Annual Retainer)
Director	5X
CEO/President	5X
Executive Committee (including all NEOs)	3X

Stock to be counted toward ownership targets includes actual Common Stock including stock owned in “street” accounts, unvested restricted stock units, and Common Stock held in the Company’s 401(k) plan. The guidelines provide that recommended ownership must be attained within five years of hire (or plan inception, if later). To monitor progress toward meeting the guidelines, the Compensation Committee reviews current executive ownership levels at each November meeting, ahead of year-end executive compensation decisions. The Nominating and Governance Committee reviews Director ownership levels. Holdings will be calculated using the average stock price for the ten trading days prior to the November meeting. If a NEO or other executive is not on schedule to meet guidelines, the Committee may grant a larger portion of the NEO’s year-end award in equity. Share ownership levels are calculated and communicated annually to the Compensation Committee, including all stock holdings of Directors and executive officers. Under Company policy, executives are also prohibited from engaging in selling short or trading in derivatives with Company securities. These policies and guidelines tie a significant portion of our executive officers’ compensation directly to the Company’s stock price.

As of the close of the fiscal 2010, using the ten-day average stock price prior to November 30, 2010, the following multiples of cash base salary are held by each of our NEOs:

Executive Officer	Required Multiple	Actual Multiple at Fiscal 2010 Close
David W. Nelms	5X	32X
Roy A. Guthrie	3X	11X
Roger C. Hochschild	5X	27X
Carlos Minetti	3X	10X
Harit Talwar	3X	8X

Retirement Benefits

The Company offers two programs to all employees, including NEOs, that are intended to provide post-retirement benefits. The programs are the active Discover 401(k) Plan and the frozen Discover Pension Plan, which was frozen effective December 31, 2008.

The Discover 401(k) Plan is structured with the intention of qualifying under Section 401(a) of the Internal Revenue Code (“IRC”). Under the Discover 401(k) Plan, the NEOs are permitted to make pre-tax deferrals, limited to 30% of eligible earnings, including base, salary, bonus and commissions, up to the IRC Section 401(a)(17) compensation limit ($245,000 in 2010 and 2011) (“Eligible Earnings”), and if age 50 or older as of December 31 of the plan year, catch-up contributions, each subject to the maximum allowable amount under the IRC, which is the same limit that applies to all participating employees.

The 401(k) Plan is a safe harbor plan and includes the following terms:

•	All employees receive a Company fixed contribution of 3% of Eligible Earnings.

•

Participating employees receive a Company match of $1 for each $1 on the first 2% of Eligible Earnings contributed on a pre-tax basis, and $0.50 per $1 on the next 4% of Eligible Earnings contributed on a pre-tax basis, for a maximum match of 4% of Eligible Earnings, up to the Section 402(g) of the IRC pre-tax deferral limit ($16,500 for 2010 and 2011). If an employee’s pre-tax contribution is limited under IRC restrictions, employees will receive a “true-up” matching contribution up to the maximum Company matching contribution available for the plan year.

•

Transition credits are provided to employees who are at least age 45 with 10 years of service, and who have at least 65 “points” of age plus service as of January 1, 2009. Eligible employees will receive 1.5% of Eligible Earnings if less than age 60 as of December 31st of the applicable plan year, and 3.0% of Eligible Earnings if age 60 or older as December 31st of the applicable plan year. Transition credits are payable for up to five years from January 1, 2009 as long as the employee remains continuously employed with the Company.

•	Participants are fully vested in their fixed and matching contributions after two years of service.

The Discover Pension Plan is also structured with the intention to qualify under Section 401(a) of the IRC. Under this plan, benefits are determined with reference to each employee-participant’s career-average pay up to $170,000 per year. Benefits under the Discover Pension Plan for each calendar year of service generally equal:

(i) 1% of the participant’s eligible annual pay; plus (ii) 0.5% of the participant’s eligible annual pay that exceeds the participant’s Social Security covered compensation limit for that year, which is the average of the Social Security Taxable Wage Bases for the 35 years ending with the year the participant attains Social Security Normal Retirement Age. In 2010 and 2011, the Social Security Taxable Wage Base was $106,800.

Effective December 31, 2008, the Discover Pension Plan was “frozen” for all participants. A participant’s accrued benefit amount at Normal Retirement Age will not change from December 31, 2008 but additional service will count towards vesting and retirement eligibility for any participant in the Discover Pension Plan as of December 31, 2008.

Named Executive Officers are not eligible for any supplemental retirement benefits.

Executive Severance and Change in Control Severance Policy

The Company provides severance protection to our NEOs and other executives under a change in control policy. This severance protection policy contains a double trigger, meaning that the NEO will only receive severance benefits in the event of an involuntary termination (without just cause or voluntary resignation for good reason or death or disability) within two years following or six months prior to a change in control. We provide this protection to optimally align the interests of shareholders and executives, and to attract and retain an appropriate caliber of talent for the position. Further, similar change in control protections are commonly provided at other companies with which we compete for talent. In 2007, the Committee’s then independent advisor, Semler Brossy, conducted a full, comprehensive review of competitive practices with the Committee. Our Change in Control Severance Policy for executives, including our NEOs, was approved by the Compensation Committee on September 21, 2007. The policy was amended on June 23, 2008 to comply with new tax laws.

The Change in Control Severance Policy and the estimated payments for each of our NEOs under this policy are detailed in the “Potential Payments Upon a Termination or Change in Control Table” below. Our NEOs’ right to receive these severance benefits was subject to the CPP Rules and as a result, none of our NEOs were eligible to receive these severance benefits during the Company’s participation in the CPP. Following our repayment of the CPP investment to the UST, these restrictions no longer apply.

Accounting and Tax Information

Section 162(m) of the IRC generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 per year paid to the chief executive officer or other employee who is a NEO for the taxable year by reason of being among the three highest compensated officers for the taxable year (other than the CEO or the CFO). Certain compensation, including “performance-based compensation,” may qualify for an exemption from the deduction limit if it satisfies various technical requirements under Section 162(m). With respect to our annual incentive awards, in February 2010 the Compensation Committee approved an incentive pool for our executives that is designed to qualify compensation awarded thereunder as “performance-based.” The 2010 incentive pool was 10% of our after-tax net income from continuing operations, with our NEOs allocated no more than a specified percentage of the pool, as follows: Mr. Nelms—29%; Mr. Hochschild—20%; Mr. Guthrie—14%; Mr. Minetti—11%; and Mr. Talwar—11%. Actual amounts of the incentive awards were approved within these limits based on the factors described above.

As a result of our participation in the CPP, compensation in excess of $500,000 earned by any “senior executive officer” while the UST held an equity or debt interest in the Company was not deductible, including “performance-based” compensation.

The Compensation Committee views the tax deductibility of executive compensation as one factor to be considered in the context of its overall compensation philosophy. The Committee reviews each material element of compensation on a continuing basis and takes steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall executive compensation program.

COMPENSATION COMMITTEE REPORT

The Compensation Committee establishes the compensation program for the Chief Executive Officer and for the other named executive officers. The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis of the Company with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement, its Annual Report on Form 10-K and such other filings with the Securities and Exchange Commission as may be appropriate.

Risk Assessment

As noted above, the Company, as a participant in the CPP during part of fiscal 2010, was required to comply with certain requirements regarding executive compensation. Specifically, the Company’s Compensation

Committee was required to discuss, evaluate, and review at least every six months with the Company’s senior risk officer (“SRO”) (1) the Company’s senior executive officer (“SEO”) compensation plans, to ensure that those plans do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Company; (2) the Company’s employee compensation plans, in light of the risks posed to the Company by such plans and how to limit such risks; and (3) the Company’s employee compensation plans, to ensure that those plans do not encourage the manipulation of the Company’s reported earnings to enhance the compensation of any employee. Further, the Compensation Committee must annually provide a narrative description of how the SEO compensation plans do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Company (including how the SEO plans do not encourage behavior focused on short-term results rather than long-term value creation), the risks posed by the employee compensation plans and how these risks were limited (including how the employee compensation plans do not encourage behavior focused on short-term results rather than long-term value creation), and how the Company has ensured that the employee compensation plans do not encourage the manipulation of the Company’s reported earnings to enhance the compensation of any employee.

In compliance with these CPP requirements, the Compensation Committee met with and received reports from the Company’s SRO on multiple occasions during fiscal 2010 to review the SEO compensation plans, including the Company’s Amended and Restated 2007 Omnibus Incentive Plan (the only equity incentive compensation plan operated by the Company) and the Company’s 401(k) Plan. The Compensation Committee and the SRO reviewed the operation of the SEO compensation plans and the Company’s key business risk factors. Following its review, the Compensation Committee and the SRO concluded that the Company’s SEO compensation plans do not encourage unnecessary and excessive risk-taking that threatens the value of the Company. In making the foregoing determination, the Compensation Committee and the SRO considered the following:

(i)	The Company utilizes a balance of time-vesting RSUs and cash to fund variable incentive compensation. The Compensation Committee and the SRO noted that during the Company’s participation in the CPP, none of the Company’s 25 most highly compensated employees were eligible for a cash incentive award. The RSUs, which are granted as part of the NEO’s variable incentive compensation, generally vest over a four-year period and the unvested portion of the RSU is subject to forfeiture if the NEO leaves prior to the completion of vesting. This vesting period aligns the NEO’s interests with those of shareholders and encourages the NEO to avoid short-term actions that are to the Company’s long-term detriment. Moreover, the amount of any variable incentive compensation awarded to a NEO is subjectively determined by our Compensation Committee based on its assessment of performance across several factors including: overall Company and business segment performance against our annual business plan, achievement of qualitative performance priorities and performance relative to peers in our industry and individual performance. All of these factors are subjectively weighed by the Compensation Committee and are not driven by a specific funding formula. The Compensation Committee has the discretion to withhold or reduce any incentive compensation if it is determined that the NEO caused the Company to incur unnecessary or excessive risk.

(ii)	The Company maintains a comprehensive risk governance structure to ensure appropriate controls and oversight consistent with the Company’s risk appetite structure. The risk appetite structure, which is approved by the Board, reflects the Company’s risk management philosophy and the amount of risk that the Company is willing to accept. All goals and performance objectives are designed to be consistent with this risk appetite structure. The risk oversight structure helps to protect the Company from an NEO either being motivated or able to take unnecessary or excessive risks.

(iii)	The Company maintains share ownership guidelines for each executive officer, including the NEOs. Pursuant to these guidelines, the Company anticipates that the NEOs will maintain significant Company stock holdings through their employment providing considerable incentive for them to consider the Company’s long-term interests while still employed by the Company. Additionally, our Chief Executive Officer and our President have both agreed to hold the Founders Grant of RSUs that they received in connection with the Company’s Spin-off through their respective dates of retirement.

(iv)	As required by the CPP rules, all NEOs agreed to modify their compensation arrangements to provide that during the Company’s participation in the CPP the Company may recover (or “clawback”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. The claw-back requirement acts as a disincentive to any NEO from manipulating financial statements or performance metrics in a way that would assure payment of a bonus award, increase a bonus, or assure vesting of a RSU.

In fiscal 2010, the Compensation Committee and the SRO also reviewed the Company’s other employee compensation plans in addition to the compensation plans in which our SEOs participate. These employee compensation plans include a number of incentive compensation plans, in which our production (or call) center employees are eligible to participate, and sales plans, in which certain of our sales professionals are eligible to participate. The other employee compensation plans include the following: Strategic Relationships & National Accounts Plan, Credit Issuance—Business Development Plan, Prepaid—Business Development & Relationship Management Plan, Acquirer Relations—Acquisition plan, PULSE Sales Plan, PULSE Service Plan, Cardmember Assistance Plan, Customer Service & Engagement Plan, Discover Student Loans Plan, Discover Personal Loans Plan, Security Plan, and New Accounts Plan.

None of the Company’s executives, including the NEOs, are eligible to participate in these production center or sales compensation plans; however, certain of the Company’s non-executive employees who participate in the production center or sales compensation plans are eligible to participate in the same compensation plans as the NEOs. The Compensation Committee and the SRO reviewed the operation of these employee compensation plans and the Company’s key business risk factors. Following its review, the Compensation Committee and the SRO concluded that the Company’s other employee compensation plans do not present unnecessary risks and do not encourage the manipulation of reported earnings to enhance the compensation of any employee. In making the foregoing determination, the Compensation Committee and the SRO considered the following:

(i)	The participation of other employees in the same plans in which the NEOs participate is subject to similar risk mitigation factors as are discussed above. The Compensation Committee and the SRO noted that in the case of the non-executive employees, the level of any variable incentive compensation is subject to the discretion of senior management and is not driven by a specific individual funding formula. As a result, the Company’s senior management has the discretion to withhold or reduce any incentive compensation if it is determined that the employee caused the Company to incur unnecessary or excessive risk or attempted to manipulate reported earnings.

(ii)	The Company maintains a comprehensive set of controls to monitor participant behavior and adherence to Company policies and procedures, including with respect to the Company’s risk appetite structure. The production center and sales compensation plans are administered by management employees at the Company who are themselves ineligible to participate in these plans. Furthermore, the average annual payouts under the employee compensation plans are at a level that is unlikely to encourage unnecessary risk or a manipulation of reported earnings to enhance the compensation of any employee.

(iii)	The non-executive employees’ base salaries are a sufficient percentage of total compensation to discourage unnecessary risk taking and to discourage the manipulation of reported earnings to enhance the compensation of any employee.

(iv)	The non-executive employees generally do not hold the level of seniority with the Company that would enable or permit them to incur unnecessary or excessive risk or manipulate reported earnings to enhance the compensation of any employee.

The Compensation Committee certifies that: (1) it has reviewed with the SRO the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company; (2) it has reviewed with the SRO the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the

Company; and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

Submitted by the Compensation Committee of the Board of Directors:

Gregory C. Case (Chair)

Jeffrey S. Aronin

Robert M. Devlin

Richard H. Lenny*

*	Mr. Lenny joined the Compensation Committee on January 20, 2011.

2010 EXECUTIVE COMPENSATION

The narrative, tables and footnotes below describe the total compensation paid for fiscal 2010 to the Chief Executive Officer, Chief Financial Officer and the next three most highly compensated individuals (collectively, the “Named Executive Officers” or “NEOs”) who were serving as executive officers of the Company on November 30, 2010, the last day of the fiscal year.

2010 SUMMARY COMPENSATION TABLE

The following table contains information regarding the components of total compensation of the Named Executive Officers for the Company’s fiscal years ended November 30, 2008, November 30, 2009 and November 30, 2010. The information included in this table reflects compensation earned by the Named Executive Officers for services rendered to the Company during the respective periods.

Executive	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Change in Pension Value and NQDC Earnings (5)	All Other Compensation (6)	Total
David W. Nelms	2010	4,550,000	1,700,000	2,274,996	0	10,775	17,150	8,552,921
Chairman & Chief Executive Officer	2009	1,000,000	0	3,325,000	0	39,750	17,150	4,381,900
	2008	1,000,000	1,425,000	0	0	0	6,100	2,431,100

Roy A. Guthrie	2010	1,900,000	1,000,000	949,986	0	4,691	17,150	3,871,827
EVP & Chief Financial Officer	2009	625,000	0	1,649,997	0	15,431	17,150	2,307,578
	2008	500,000	525,000	0	0	6,496	6,100	1,037,596

Roger C. Hochschild	2010	2,900,000	1,290,000	1,449,993	0	10,840	17,150	5,667,983
President & Chief Operating Officer	2009	725,000	0	2,799,996	0	38,585	17,150	3,580,731
	2008	600,000	1,200,000	0	0	0	6,100	1,806,100

Carlos Minetti	2010	1,750,000	980,000	875,000	0	8,132	17,150	3,630,282
EVP, President—Consumer Banking & Operations	2009	625,000	0	1,474,999	0	28,839	17,150	2,145,988
	2008	500,000	525,000	0	0	0	6,100	1,031,100

Harit Talwar(7) EVP, President—US Cards	2010	1,750,000	880,000	875,000	0	9,292	17,150	3,531,442

(1)	This column represents the base salary earned during the fiscal year, including the portion paid in Salary Stock. Salary Stock is subject to restrictions on transfer that lapse upon the dates set forth in the following schedule: (i) June 30, 2011, with respect to Salary Stock awarded on Pay Dates from January 15, 2010 to April 9, 2010; (ii) June 30, 2012, with respect to Salary Stock awarded on Pay Dates from April 23, 2010 to August 13, 2010; and (iii) June 30, 2013, with respect to Salary Stock awarded on Pay Dates from August 27, 2010 to December 3, 2010. The Salary Stock included a right to receive dividend payments and, as required by the CPP Rules, was fully vested on the Pay Date.
(2)	See above in the “Summary of Pay Decisions” section of the “Compensation Discussion and Analysis” for discussion of bonus values.
(3)	These amounts represent the aggregate grant date fair value of RSU awards made in fiscal 2010 to the NEOs pursuant to FASB ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 3 “Summary of Significant Accounting Policies-Stock-based Compensation” and Note 12 “Stock-Based Compensation Plans” of our Consolidated Financial Statements contained in our Annual Report on Form 10-K.

(4)	There were no option awards made in fiscal 2010.
(5)	This column represents the actuarial increase during fiscal 2010 in the pension value. For details on the valuation method and assumptions used in calculating the present value of accumulated benefit, please see Note 13 “Employee Benefit Plans” of the Consolidated Financial Statements in our Annual Report on Form 10-K. There were no above market nonqualified deferred compensation earnings for the plans in which each Named Executive Officer participated. A description of the Company’s pension benefits is contained following the 2010 Pension Benefits Table on page 43.
(6)	This column represents the Company’s contributions to the 401(k) plan for each NEO during 2010.
(7)	Mr. Talwar became an NEO in fiscal 2010.

2010 GRANTS OF PLAN-BASED AWARDS TABLE

The following are the RSU awards made to the NEOs in December of 2009. These awards were made for fiscal 2009 performance but were granted in fiscal 2010. No options were awarded to the NEOs in fiscal 2010. For more information regarding these grants, see the discussion on pages 27-28.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
David W. Nelms	12/8/2009	150,662	2,274,996
Roy A. Guthrie	12/8/2009	62,913	949,986
Roger C. Hochschild	12/8/2009	96,026	1,449,993
Carlos Minetti	12/8/2009	57,947	875,000
Harit Talwar	12/8/2009	57,947	875,000

(1)	These RSU awards were made under the Discover Financial Services Omnibus Incentive Plan and vest and convert in four equal installments on December 8, 2011, January 2, 2012, January 2, 2013 and January 2, 2014. Vesting of these RSUs will be accelerated in the event of termination of the executive’s employment (i) in connection with a change in control, (ii) in the event of the executive’s death or disability, (iii) in the event of the executive’s eligible retirement, or (iv) other than for cause in connection with a force reduction or elimination of the executive’s position, provided that a customary release agreement is executed. Unvested RSUs will be cancelled in the event of a termination of employment for any other reason. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Company common stockholders. Awards are subject to certain restrictive covenants including noncompetition, nonsolicitation and confidentiality restrictions.
(2)	These amounts represent the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 3 “Summary of Significant Accounting Policies-Stock-based Compensation” and Note 12 “Stock-Based Compensation Plans” of our Consolidated Financial Statements contained in our Annual Report on Form 10-K.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END TABLE

The following tables provide information for each NEO regarding outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of November 30, 2010.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
David W. Nelms	121,407	0	22.24	1/2/2011	(2)	125,640	(3)	2,296,699
	110,703	0	19.41	1/2/2012	(2)	240,942	(4)	4,404,420
	113,856	0	18.87	1/2/2014		150,662	(5)	2,754,101
	45,315	0	26.68	12/12/2016
	91,421	0	27.60	1/2/2013
	32,603	0	27.60	1/2/2013

(1)	All equity award values are based on a November 30, 2010 closing stock price of $18.28. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Company common stockholders.
(2)	These options awards also include a “Restoration Option Right” feature.
(3)	This Founder’s Grant RSU award vests ratably over four years on the anniversaries of the July 2, 2007 grant date and will convert to shares of the Company’s Common Stock when Mr. Nelms leaves the Company. This amount excludes 376,917 deferred RSUs as described in the 2010 Nonqualified Deferred Compensation Table on page 43.
(4)	These stock units vest and convert to shares of the Company’s Common Stock ratably over four years starting on January 2, 2010 and on January 2 of each of the following three years thereafter.
(5)	These stock units vest and convert to shares of the Company’s Common Stock in four equal installments on December 8, 2011, January 2, 2012, January 2, 2013 and January 2, 2014. The shares are subject to vesting restrictions under the CPP Rules.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Roy A. Guthrie	99,078	0	18.17	7/21/2015	44,871	(2)	820,242
	22,231	0	26.68	12/12/2016	119,565	(3)	2,185,648
					62,913	(4)	1,150,050

(1)	All equity award values are based on a November 30, 2010 closing stock price of $18.28. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Company common stockholders.
(2)	This Founder’s Grant RSU award vests and converts to shares of the Company’s Common Stock ratably over four years on the anniversaries of the July 2, 2007 grant date.
(3)	These stock units vest and convert to shares of the Company’s Common Stock ratably over four years starting on January 2, 2010 and on January 2 of each of the following three years thereafter.

(4)	These stock units vest and convert to shares of the Company’s Common Stock in four equal installments on December 8, 2011, January 2, 2012, January 2, 2013 and January 2, 2014. The shares are subject to vesting restrictions under the CPP Rules.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Roger C. Hochschild	60,702	0	22.24	1/2/2011	107,693	(2)	1,968,628
	53,941	0	19.41	1/2/2012	202,898	(3)	3,708,975
	92,990	0	14.49	1/2/2013	96,026	(4)	1,755,355
	382,375	0	18.05	1/2/2014
	87,746	0	18.87	1/2/2014
	41,860	0	26.68	12/12/2016

(1)	All equity award values are based on a November 30, 2010 closing stock price of $18.28. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Company common stockholders.
(2)	This Founder’s Grant RSU award vests ratably over four years on the anniversaries of the July 2, 2007 grant date and will convert to shares of the Company’s Common Stock when Mr. Hochschild leaves the Company. This amount excludes 323,070 deferred RSUs as described in the 2010 Nonqualified Deferred Compensation Table on page 43.
(3)	These stock units vest and convert to shares of the Company’s Common Stock ratably over four years starting on January 2, 2010 and on January 2 of each of the following three years thereafter.
(4)	These stock units vest and convert to shares of the Company’s Common Stock in four equal installments on December 8, 2011, January 2, 2012, January 2, 2013 and January 2, 2014. The shares are subject to vesting restrictions under the CPP Rules.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Carlos Minetti	173,074	0	28.98	1/12/2011	44,871	(2)	820,242
	52,549	0	19.41	1/2/2012	106,884	(3)	1,953,840
	84,911	0	14.49	1/2/2013	57,947	(4)	1,059,271
	63,584	0	18.87	1/2/2014
	22,231	0	26.68	12/12/2016

(1)	All equity award values are based on a November 30, 2010 closing stock price of $18.28. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Company common stockholders.
(2)	This Founder’s Grant RSU award vests and converts to shares of the Company’s Common Stock ratably over four years on the anniversaries of the July 2, 2007 grant date.
(3)	These stock units vest and convert to shares of the Company’s Common Stock ratably over four years starting on January 2, 2010 and on January 2 of each of the following three years thereafter.

(4)	These stock units vest and convert to shares of the Company’s Common Stock in four equal installments on December 8, 2011, January 2, 2012, January 2, 2013 and January 2, 2014. The shares are subject to vesting restrictions under the CPP Rules.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Harit Talwar	30,349	0	22.24	12/2/2010	44,871	(2)	820,242
	34,774	0	19.41	1/2/2012	108,695	(3)	1,986,945
	51,776	0	14.49	1/2/2013	57,947	(4)	1,059,271
	127,456	0	18.05	1/2/2014
	41,725	0	18.87	1/2/2014
	15,691	0	26.68	12/12/2016

(1)	All equity award values are based on a November 30, 2010 closing stock price of $18.28. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Company common stockholders.
(2)	This Founder’s Grant RSU award vests and converts to shares of the Company’s Common Stock ratably over four years on the anniversaries of the July 2, 2007 grant date.
(3)	These stock units vest and convert to shares of the Company’s Common Stock ratably over four years starting on January 2, 2010 and on January 2 of each of the following three years thereafter.
(4)	These stock units vest and convert to shares of the Company’s Common Stock in four equal installments on December 8, 2011, January 2, 2012, January 2, 2013 and January 2, 2014. The shares are subject to vesting restrictions under the CPP Rules.

2010 OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information regarding the number of Discover stock awards that vested during fiscal 2010, and the subsequent value realized from the exercise or vesting of such awards. No stock options were exercised by the NEOs in fiscal 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
David W. Nelms	—	—	58,475	860,167
	—	—	80,314	1,181,419
	—	—	125,639	1,738,844	(3)

Roy A. Guthrie	—	—	20,718	304,762
	—	—	39,855	586,267
	—	—	44,871	621,015

Roger C. Hochschild	—	—	54,021	794,649
	—	—	67,633	994,881
	—	—	107,690	1,490,430	(3)

Carlos Minetti	—	—	103,385	1,520,793
	—	—	23,906	351,657
	—	—	35,628	524,088
	—	—	44,871	621,015

Harit Talwar	—	—	16,875	248,231
	—	—	36,232	532,973
	—	—	44,871	621,015

(1)	Represents the total number of RSUs that vested, and therefore ceased to be subject to cancellation provisions, during fiscal 2010.
(2)	The amount shown represents the closing price of Company Common Stock on the scheduled vesting date multiplied by the number of RSUs that vested.
(3)	Represents total number of RSUs that vested but, per the terms of the Founder’s Grant RSU awards granted in connection with the Company Spin-off, will not convert to Company Common Stock until termination of employment. These RSUs are also disclosed in the “Executive Contributions in Last FY” column of the 2010 Nonqualified Deferred Compensation Table on page 43.

2010 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)(3)	Payments During Last Fiscal Year ($)
David W. Nelms	Discover Financial Services Pension Plan	9.3333	107,748	—
Roy A. Guthrie	Discover Financial Services Pension Plan	2.5000	49,298	—
Roger C. Hochschild	Discover Financial Services Pension Plan	9.1667	93,206	—
Carlos Minetti	Discover Financial Services Pension Plan	7.0000	73,170	—
Harit Talwar	Discover Financial Services Pension Plan	7.5000	84,755	—

(1)	For actuarial valuation purposes, credited service is attributed through the measurement date of December 31, 2008, the date that the Discover Financial Services Pension Plan was frozen.
(2)	Service credit and actuarial values are calculated as of November 30, 2010, the plan’s measurement date for the last fiscal year.
(3)	For details on the valuation method and assumptions used in calculating the present value of accumulated benefit, please see Note 13 “Employee Benefit Plans” of the Consolidated Financial Statements in our Annual Report on Form 10-K.

The table above lists the amounts we estimate as the present value of accumulated benefits we will pay to each of the Named Executive Officers upon the Normal Retirement Age of 65. Messrs. Nelms, Guthrie, Hochschild, Minetti and Talwar each participate in the Discover Financial Services Pension Plan, a defined benefit pension plan intended to qualify under Section 401(a) of the Internal Revenue Code (the “qualified plan”). Pursuant to the qualified plan, benefits are determined with reference to career-average pay limited to $170,000 per year. Benefits under the qualified plan for each calendar year of service generally equal: (i) 1% of the participant’s eligible annual pay; plus (ii) 0.5% of the participant’s eligible annual pay which exceeds the participant’s Social Security covered compensation limit for that year, which is the average of the Social Security Taxable Wage Bases for the 35 years ending with the year the participant attains Social Security Normal Retirement Age. If the Named Executive Officers remain in service until retirement at the annual salary reported in the salary column to the 2010 Summary Compensation Table above, the estimated annual benefits payable under the qualified plan at the earliest age at which a participant may retire with an unreduced benefit (age 65) are set forth above. Effective December 31, 2008, the Discover Financial Services Pension Plan was frozen for all participants. Participant’s accrued benefit amount at Normal Retirement Age will not change from December 31, 2008 but additional service will count towards vesting and retirement eligibility for any participant in the Discover Financial Services Pension Plan as of December 31, 2008.

2010 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
David W. Nelms	Deferred RSUs	1,738,844	—	1,266,441	—	6,890,043
Roger C. Hochschild	Deferred RSUs	1,490,430	—	1,085,515	—	5,905,720

(1)	Includes the number of RSUs that vested but were not converted into shares of Discover Common Stock per the terms of the Founder’s Grant RSU awards. Instead, these RSUs were deferred, as noted in the 2010 Option Exercises and Stock Vested Table.
(2)	Reflects change in value of deferred RSUs due to fluctuations in stock price. Excludes cash dividend equivalent payments of $25,128 and $21,538 paid on deferred RSUs for Mr. Nelms and Mr. Hochschild, respectively.

POTENTIAL PAYMENTS UPON A TERMINATION OR CHANGE IN CONTROL

Change in Control Severance Policy

On September 21, 2007, the Compensation Committee of our Board of Directors approved the Discover Financial Services Change in Control Severance Policy (the “Policy”), which applies to members of our management, including the NEOs. Our NEOs’ right to receive the severance benefits described below was subject to the CPP Rules during the portion of 2010 in which the Company was a CPP participant, and as a result, none of our NEOs were eligible to receive these benefits during that time. Upon repayment of the CPP investment, the NEOs became eligible to receive severance benefits.

If any Named Executive Officer is terminated, other than for cause (as defined in the Policy), disability, death or voluntary retirement, including a voluntary termination following a mandatory change in work location, as specified in the Policy, or diminution in salary, benefits or responsibilities, within six months prior to or two years following the occurrence of a change in control (as defined in the Policy), upon Discover’s receipt of a fully-executed irrevocable release in a form satisfactory to Discover, such NEO would be entitled to receive:

•

a lump sum cash payment equal to 1.5 times the sum of his or her annual base salary plus average cash bonus paid in the prior three years, or if the NEO has been an employee for less than three years, the number of years the NEO has been employed by the Company;

•	a lump sum payment equal to the prorated target cash bonus under the Company’s incentive compensation plans for the year of termination;

•	full vesting of all equity-based awards granted to the NEO under the Company’s incentive compensation plans;

•	outplacement services for a period of two years at the Company’s expense with a firm provided by the Company;

•	certain legal fees if the NEO commences litigation and, as a result, becomes entitled to receive benefits in an amount greater than those offered by the Company prior to such litigation;

•	a lump sum payment equal to the difference between COBRA (for medical, dental and vision) and active employee premiums for 24 months; and

•

a gross-up payment if total benefit exceeds 110% of the amount that would give rise to excise tax liability (if total benefit does not exceed 110% of the amount that would give rise to excise tax liability, total benefit will be reduced to 100% of such amount).

2010 Potential Payments Upon A Termination or Change in Control Table

The following table sets forth the payments that each of our NEOs would have received under various termination scenarios on November 30, 2010. With regard to the payments upon a change in control, the amounts detailed below assume that each NEO’s employment was terminated by the Company without “cause” or by the executive for “good reason” within the specified time period of the change in control. The table below assumes a stock price of $18.28, the closing price on November 30, 2010.

Pursuant to the terms of our equity plans and outstanding equity award agreements, the vesting of certain outstanding unvested equity awards is accelerated in the event of a termination of the NEO’s employment (i) in connection with a change in control, (ii) in the event of the NEO’s death, disability, retirement (except, in the case of retirement, RSUs awarded on July 2, 2007), or (iii) other than for cause in connection with a workforce reduction or elimination of the NEO’s position, provided that a customary release agreement is executed. Unvested RSUs will be cancelled in the event of a termination of employment for any other reason. NEOs who violate non-competition, nonsolicitation, confidentiality, intellectual property or other restrictive covenants within one year after a termination of employment will be required to pay to the Company the value of any RSUs that vested on or after, or within six months prior to, such termination.

Executive	Payment Elements	Termination in Connection with a Change in Control ($)	Involuntary Termination Without Cause ($)		Death ($)	Disability ($)	Voluntary Termination or Involuntary Termination with Cause ($)	Retirement ($)(8)
David W. Nelms	Salary and Other Cash Payments(1)	7,175,000	2,700,000	(7)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	9,455,219	9,455,219		9,455,219	9,455,219	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	29,732	0		0	0	0
	Other(6)	20,000	0		0	0	0

	Total	16,679,951	12,155,219		9,455,219	9,455,219	0	N/A

Roy A. Guthrie	Salary and Other Cash Payments(1)	3,225,000	1,750,000	(7)	0	0	0	0
	Stock Options(2)	0	0		0	0	0	0
	Restricted Stock Units(3)	4,155,937	4,155,937		4,155,937	4,155,937	0	4,155,937
	Excise Tax Gross Up(4)	0	0		0	0	0	0
	Health Coverage(5)	27,613	0		0	0	0	0
	Other(6)	20,000	0		0	0	0	0

	Total	7,428,550	5,905,937		4,155,937	4,155,937	0	4,155,937

Roger C. Hochschild	Salary and Other Cash Payments(1)	5,750,000	2,090,000	(7)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	7,432,965	7,432,965		7,432,965	7,432,965	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	27,613	0		0	0	0
	Other(6)	20,000	0		0	0	0

	Total	13,230,578	9,522,965		7,432,965	7,432,965	0	N/A

Carlos Minetti	Salary and Other Cash Payments(1)	3,175,000	1,730,000	(7)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	3,833,354	3,833,354		3,833,354	3,833,354	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	27,623	0		0	0	0
	Other(6)	20,000	0		0	0	0

	Total	7,055,977	5,563,354		3,833,354	3,833,354	0	N/A

Harit Talwar	Salary and Other Cash Payments(1)	3,125,000	1,630,000	(7)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	3,866,462	3,866,462		3,866,462	3,866,462	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	27,630	0		0	0	0
	Other(6)	20,000	0		0	0	0

	Total	7,039,092	5,496,462		3,866,462	3,866,462	0	N/A

(1)	Includes severance, pro rata bonus, and consideration for entering into the non-compete agreement.
(2)	Represents the intrinsic value of the accelerated stock options. All outstanding options are vested therefore the intrinsic value of accelerated stock options is zero.
(3)	Represents the intrinsic value of the accelerated restricted stock units. Restricted stock units have double trigger vesting provisions.
(4)	Additional amount provided to the executive to directly offset any excise tax levied on the change in control severance package.

(5)	Lump sum payment equal to the difference between COBRA (for medical, dental and vision) and active employee health and welfare premiums for 24 months.
(6)	Includes value of expected outplacement benefits for a 24 month period.
(7)	The Company has a historical practice of awarding a lump sum equal to one times the sum of the NEO’s cash base salary and cash bonus for the last completed fiscal year. Any involuntary termination payment is subject to the approval of the Compensation Committee.
(8)	As discussed in a Current Report on Form 8-K filed by the Company on October 8, 2010, Mr. Guthrie notified the Company of his intention to retire during the summer of 2011. No other NEOs were eligible for retirement as of November 30, 2010.

Beneficial Ownership of Company Common Stock

Share Ownership of Directors and Executive Officers

We encourage our directors, officers and employees to own our Common Stock; owning our Common Stock aligns their interests with shareholders. All executive committee members, including our Named Executive Officers, are subject to Share Ownership Guidelines as described above in our Compensation Discussion & Analysis. This commitment ties a portion of their net worth to the Company’s stock price and provides a continuing incentive for them to work towards superior long-term stock performance.

The following table sets forth the beneficial ownership of our Common Stock, as of January 31, 2011, by each of our current directors and NEOs, by all our current directors and current executive officers as a group and by such persons known to the Company to own beneficially more than five percent (5%) of our outstanding Common Stock. Unless otherwise indicated below, the address of each person named in the table below is c/o Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015.

Beneficial Owner	Shares of Discover Common Stock Beneficially Owned (#)(1)	Percent of Discover Common Stock Outstanding
FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109(2)	53,751,718	9.87%
BlackRock, Inc. 40 East 52nd Street, New York, New York 10022(3)	34,434,413	6.32%
The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355(4)	27,888,644	5.12%
Capital Research Global Investors, 333 South Hope Street, Los Angeles, CA 90071(5)	28,003,053	5.1%
David W. Nelms(6)	1,610,164	*
Roger C. Hochschild(7)	1,364,915	*
Roy A. Guthrie(8)	271,457	*
Carlos Minetti(9)	445,203	*
Harit Talwar(10)	426,658	*
Jeffrey S. Aronin(11)	34,937	*
Mary K. Bush(12)	34,937	*
Gregory C. Case(13)	34,937	*
Robert M. Devlin(14)	35,289	*
Cynthia A. Glassman	18,836	*
Richard H. Lenny	20,318	*
Thomas G. Maheras(15)	19,800	*
Michael H. Moskow(16)	40,693	*
E. Follin Smith(17)	34,937	*
Lawrence A. Weinbach(18)	34,937	*
Directors and executive officers as a group (19 persons)(19)	5,498,458	1%

*	Represents beneficial ownership of less than 1%.
(1)	Does not include shares underlying unvested restricted stock units.
(2)

Based on a Schedule 13G/A filed with the SEC on February 14, 2011 by FMR LLC (“FMR”) and Edward C. Johnson 3d, chairman of FMR, regarding their holdings of our Common Stock as of December 31, 2010. Certain of the shares listed above are beneficially owned by FMR subsidiaries and related entities. The Schedule 13G discloses that FMR had sole voting power as to 2,565,736 shares and sole dispositive power as to all 53,751,718 shares. The Schedule 13G states that Mr. Johnson and various family members, through their ownership of FMR voting Common Stock and the execution of a shareholders’ voting agreement, may be deemed to form a controlling group with respect to FMR. The Schedule 13G indicates that 50,963,520 shares are beneficially owned by Fidelity Management & Research Company (“Fidelity”) as a result of acting as an investment adviser to several investment companies (ICs). Mr. Johnson and FMR, through its control of Fidelity, and the ICs each had sole dispositive power as to all such shares. Neither Mr. Johnson nor FMR had sole voting power as to such shares, as such power resides with the ICs’ Boards of Trustees and is carried out by Fidelity under written guidelines established by such Boards. The Schedule 13G indicates that 3,595 shares are beneficially owned by Strategic Advisers, Inc., a wholly-owned subsidiary of FMR, as a result of its serving as an investment adviser to individuals. The Schedule 13G also indicates that 187,824 shares are beneficially owned by Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR, as a result of its serving as investment adviser to certain institutional accounts, non-U.S. mutual funds or investment companies. Mr. Johnson and FMR, through its control of PGALLC, each had sole dispositive and sole voting power as to all such shares. The Schedule 13G also indicates that 942,379 shares are beneficially owned by Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR, as a result of its serving as investment manager of certain institutional accounts. Mr. Johnson and FMR, through its control of PGATC, each had sole dispositive power over all such shares and sole voting power as to 939,879 shares. The Schedule 13G indicates that 1,654,400 shares are beneficially owned by FIL Limited (“FIL”), an entity independent of FMR. Mr. Johnson is Chairman of FIL, and approximately 39% of the voting power of FIL is held by partnerships controlled by him and his family members. FIL had sole voting and dispositive power as to all such shares. FMR and FIL are of the view that they are not required to attribute to each other shares beneficially owned by the other corporation.

(3)	Based on a Schedule 13G/A filed on February 4, 2011 by BlackRock, Inc. regarding its holdings of our Common Stock as of December 31, 2010. The Schedule 13G/A discloses that the reporting entity had sole voting power and sole dispositive power as to all 34,434,413 shares.
(4)	Based on a Schedule 13G filed on February 10, 2011 by The Vanguard Group, Inc. (“Vanguard”) regarding holdings of our Common Stock as of December 31, 2010. 679,998 of the shares listed above are beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard. The Schedule 13G discloses that Vanguard had sole voting power as to 679,998 shares, sole dispositive power as to 27,208,646 shares and shared dispositive power as to 679,998 shares.
(5)	Based on a Schedule 13G filed on February 11, 2011 by Capital Research Global Investors (“Capital Research”), a division of Capital Research and Management Company (“CRMC”) regarding holdings of our Common Stock as of December 31, 2010. The Schedule 13G discloses that Capital Research had sole voting power and sole dispositive power as to all 28,003,053 shares. The Schedule 13G discloses that Capital Research is deemed to be the beneficial owner of the shares as a result of CRMC acting as investment adviser to various investment companies.
(6)	Includes 376,917 shares underlying vested restricted stock units and 393,898 shares subject to stock options exercisable within 60 days.
(7)	Includes 323,070 shares underlying vested restricted stock units and 658,912 shares subject to stock options exercisable within 60 days.
(8)	Includes 121, 309 shares subject to stock options exercisable within 60 days.
(9)	Includes 223,275 shares subject to stock options exercisable within 60 days.
(10)	Includes 271,422 shares subject to stock options exercisable within 60 days.
(11)	Includes 34,937 shares underlying vested restricted stock units.
(12)	Includes 34,937 shares underlying vested restricted stock units.
(13)	Includes 34,937 shares underlying vested restricted stock units.
(14)	Includes 352 shares held by the Devlin Foundation, of which Mr. Devlin’s wife is president and 34,937 shares underlying vested restricted stock units.
(15)	Includes 19,800 shares underlying vested restricted stock units.
(16)	Includes 35,963 shares underlying vested restricted stock units.
(17)	Includes 19,749 shares underlying vested restricted stock units.
(18)	Includes 19,749 shares underlying vested restricted stock units.
(19)	Includes 934,996 shares underlying vested restricted stock units and 2,196,079 shares subject to stock options exercisable within 60 days.

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

What are shareholders being asked to approve?

Pursuant to SEC rules, we are asking you to approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis (beginning on page 18), the compensation tables (beginning on page 37), and any related material contained in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related material contained in this Proxy Statement.”

What is the Board’s recommendation on voting on this proposal?

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES, AND ANY RELATED INFORMATION CONTAINED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE INSTRUCTED.

In fiscal 2010, we delivered strong financial results exceeding our 2010 business plan and outperforming most of our competitors despite the challenging economic and regulatory environment. The performance of our NEOs contributed greatly to this strong Company performance. Our 2010 net income of $765 million exceeded our 2010 Plan target of $158 million and the 2009 net income of $130 million (excluding after-tax antitrust litigation settlement proceeds and certain related expenses). Similarly, we delivered strong return on equity and exceeded most of our 2010 performance priorities. We also repaid the UST investment in the Company while avoiding shareholder dilution that would have occurred if the warrants had been exercised. Our Compensation Committee considered these performance factors and approved 2010 compensation decisions for our NEOs reflecting the Company’s strong performance in fiscal 2010.

We also made several important changes to our executive compensation program for fiscal 2011. Following a comprehensive review of our executive compensation program, we reduced NEO base salaries and introduced PSUs with an enhanced clawback. As a result of these changes, a significant portion of our NEOs compensation is tied to long-term Company performance. We believe that these changes further align with our pay for performance philosophy and further align the interest of our NEOs with the long-term interests of our shareholders while appropriately balancing risk and reward.

Is the shareholder advisory vote to approve Named Executive Officer compensation binding on the Company?

No. Under the SEC rules, your vote is advisory and will not be binding upon the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

How many votes are required to approve this proposal?

This Advisory Vote to Approve Named Executive Officer Compensation requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon. You may “abstain” from voting on this proposal. Shares voting “abstain” on this proposal will be counted as present at the Annual Meeting for purposes of this proposal and your abstention will have the effect of a vote against this proposal.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to SEC rules, we are including this proposal to enable our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 included on page 49 of this proxy statement. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on NEO compensation once every one, two, or three years, or they may abstain from voting. We ask that you support a frequency period of every three years (a triennial vote) for future non-binding shareholder votes on compensation of our NEOs.

Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow shareowners to better judge our executive compensation program in relation to our long-term performance. As described in the Compensation Discussion and Analysis section above, one of the core principles of our executive compensation program is to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we grant awards with multi-year performance and service periods to encourage our NEOs to focus on long-term performance, and recommend a triennial vote which would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

Additionally, a triennial vote will provide us with the time to thoughtfully respond to the views of our shareholders and implement any necessary changes. We carefully review changes to our executive compensation program to ensure that the program appropriately aligns our NEOs’ interests with the long-term interests of our shareholders and to ensure that the program appropriately balances risk and reward. We therefore believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

The voting frequency option that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. If you “abstain” from voting on this proposal, your shares will be counted as present at the Annual Meeting for purposes of this proposal and your abstention will have no effect on this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” A FREQUENCY PERIOD OF EVERY THREE YEARS (A TRIENNIAL VOTE) FOR FUTURE NON-BINDING SHAREHOLDER VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR A FREQUENCY PERIOD OF EVERY THREE YEARS UNLESS OTHERWISE INSTRUCTED.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE DIRECTORS’ COMPENSATION PLAN

We adopted the Discover Financial Services 2007 Directors’ Compensation Plan (the “Plan”) on June 13, 2007, with the approval of Morgan Stanley in its capacity as our sole stockholder. On January 20, 2011, our Board of Directors approved an amendment to the Plan, subject to shareholder approval, which increases the number of shares of Common Stock of the Company (the “Shares”) authorized for issuance thereunder by 500,000 Shares, from 500,000 originally reserved for issuance to a total of 1,000,000 Shares (the “Amendment”). The Amendment does not change any of the benefits or awards available under the Plan. We are asking you to approve the Amendment.

The purpose of the Plan is to set forth the annual compensation for non-employee directors, to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability, and to assist the Company in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders. The Plan provides for equity awards in the form of restricted stock units (the “RSUs”) in addition to cash retainer and committee service fees to our non-employee directors. The purpose of the Amendment is to continue to promote the purpose of the Plan by preserving our ability to grant RSUs to non-employee directors under the Plan.

The following summary of the principal provisions of the Plan is not a complete description of all of its terms and provisions, and this description is qualified in its entirety by reference to the Plan document, as amended, a copy of which is attached to this Proxy Statement as Exhibit A.

Summary of the Plan

The following summarizes the Plan, which is administered by the Nominating and Governance Committee of our Board. The capitalized terms not otherwise defined in this summary shall have the meaning assigned to them in the Plan.

Eligibility. Only our non-employee directors may participate in the Plan. There are currently ten eligible directors. Employee directors are not eligible to participate in the Plan.

Shares Available for Issuance. As of November 30, 2010, and without taking into account the proposed amendment to the Plan, 96,777 Shares were available for future issuances under the Plan. As of November 30, 2010, there were unvested and vested but deferred RSU awards under the Plan representing 316,119 Shares. Shares covered by RSU awards that are canceled or expire unexercised shall again become available for awards under the Plan. Shares issuable pursuant to RSU awards granted under the Plan will be authorized and unissued Shares, treasury Shares or Shares purchased by or on behalf of the Company in open-market transactions.

In the event of any merger, reorganization, consolidation, stock dividend, stock split or other similar transaction affecting the Company’s Common Stock, the number of Shares under the Plan, the number of Shares subject to outstanding awards, the number of RSUs awarded annually and the number of Shares to be granted pursuant to any other automatic awards under the Plan are automatically adjusted in order to prevent dilution or enlargement of actual or potential benefits intended to be awarded under the Plan.

The Board of Directors approved the Amendment to increase the Shares reserved under the Plan to ensure that the Company will be able to continue awarding share-settled RSUs to non-employee directors as provided under the Plan. If the Amendment is approved by shareholders, the additional 500,000 Shares will be available for issuance under the Plan. If the Amendment is not approved by shareholders, we will not be able to continue awarding share-settled RSUs to our non-employee directors under the Plan once the original 500,000 Shares have been used.

Administration. The Plan is administered by the Board through its Nominating and Governance Committee.

Terms of Equity Awards. Each non-employee director elected to our Board receives an annual grant of $125,000 in RSUs beginning with the first annual meeting at which the director is elected to our Board. Those joining our Board on a date other than an annual meeting date receive a grant of $125,000 in RSUs on the date on which the director becomes a member of our Board, adjusted by one-12th for each month before the next annual meeting of shareholders. The number of RSUs granted is determined by dividing the dollar amount by our share closing price on the date of grant.

Each grant vests in its entirety on the first anniversary of its date of grant. Unless provided otherwise in the award agreement, RSUs granted to each non-employee director may become fully vested before the end of the regular restriction period if (i) such director is terminated due to disability or death or (ii) a change in control occurs. Upon vesting, the RSUs are converted into the Company’s Common Stock.

The Company offers non-employee directors an opportunity to defer their equity compensation until the director terminates all services for the Company. Directors currently receive dividend payments on their RSUs.

RSUs may not be sold, transferred, pledged, assigned or otherwise conveyed by non-employee directors. The non-employee directors have no rights as a stockholder of the Company by reason of any RSU until stock has been issued to such director. While the foregoing summary describes the terms currently used for RSUs, awards are subject to such terms as determined by the Nominating and Governance Committee from time to time.

Terms of Cash Awards. As described more fully under “Executive and Director Compensation” beginning on page 15 of this proxy statement, the Plan also provides for annual cash retainers for non-employee directors and additional cash retainers for the lead director and the chairs of the Audit and Risk Committee, the Compensation Committee and the Nominating and Governance Committee of the Board. These cash payments may be deferred by non-employee directors. The cash awards are not affected by the Amendment.

Plan Amendment and Termination. The Nominating and Governance Committee of our Board or the Board may suspend or terminate the Plan at any time, but no such action shall adversely affect the rights of our directors with respect to outstanding awards. The Nominating and Governance Committee of our Board or our Board may also amend the Plan, provided, however that no such amendment may materially impair our directors’ rights in any outstanding award without his or her consent unless necessary to ensure that the awards granted under the Plan are not subject to federal, state or local income tax prior to payment. The Nominating and Governance Committee has the authority to increase the number of Shares available for issuance under the Plan, subject to shareholder approval.

Legal Compliance. The Nominating and Governance Committee shall authorize all action necessary to meet any listing, registration or other qualification necessary for the awards under the Plan.

U.S. Federal Income Tax Implications. The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences associated with the Plan. The federal tax laws are complex and subject to change and the tax consequences for any participant will depend upon his or her individual circumstances. Non-employee directors will realize taxable income, and the Company will be entitled to a tax deduction, when the Shares underlying the RSUs are delivered to the non-employee director. The amount of taxable income realized will be equal to the fair market value of the Shares on the date the underlying Shares are scheduled to be delivered to the non-employee director.

General Plan Terms. The Plan is unfunded and no trust or separate fund is or shall be created. The Plan does not establish any fiduciary relationship between the Company and participants or any other person. Nothing in the Plan nor any award shall confer upon any director the right to continue as a director or affect any right the Company or director may have to terminate the service of such director. No participants or beneficiaries shall have rights greater than an unsecured general creditor of the Company. The Plan is governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, the remainder of the Plan shall not be invalidated and will be construed in a manner to give effect to all terms to the fullest extent possible while remaining lawful and valid.

Amended Plan Benefits. If the Amendment is approved by shareholders, non-employee directors will receive the benefits described in the following table in 2011, depending upon the price per Share on the grant date.

Name and Position	Dollar Value ($)		Number of RSUs
Executive Group	N/A		N/A
Non-Employee Director Group	$1,250,000	(1)	68,380	(2)
Non-Executive Officer Employee Group	N/A		N/A

(1)

Each of our ten non-employee directors would receive a restricted stock unit grant of $125,000. The dollar amount reported in the table excludes $925,000 in aggregate annual cash retainers payable under the Plan to our non-employee directors, which are not affected by the Amendment.

(2)

Estimated, assuming participation of all ten non-employee directors and using the closing stock price of the Shares on November 30, 2010, which was $18.28 solely for purposes of demonstration. Under the Plan, the grant value of $125,000 per non-employee director is fixed but the actual number of RSUs will depend on the Share price on the grant date.

Equity Compensation Plan Information (as of 11/30/10)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,777,333	$19.49	30,730,168
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	8,777,333	$19.49	30,730,168

(1)	Includes 4,864,934 vested and unvested restricted stock units.

The approval of the Amendment to the Plan requires the affirmative vote of the majority of Shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the effect of a vote “AGAINST” the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE DISCOVER FINANCIAL SERVICES DIRECTORS’ COMPENSATION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS APPROVAL UNLESS OTHERWISE INSTRUCTED.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and the Audit and Risk Committee recommend to the shareholders the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”), an independent registered public accounting firm, to audit the accounts of the Company for 2011. Deloitte & Touche has served as the independent registered public accounting firm for the Company and its former parent company, Morgan Stanley. Consistent with the regulations adopted pursuant to the Sarbanes-Oxley Act of 2002, the lead audit partner having primary responsibility for the audit and the concurring audit partner are rotated every five years.

A representative of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees. The following table summarizes the aggregate fees (including related expenses) for professional services provided by Deloitte & Touche related to fiscal 2009 and fiscal 2010 (amounts in thousands).

	2010	2009
Audit Fees(1)	$3,416	$3,300
Audit-Related Fees(2)	924	706
Tax Fees	35	0
All Other Fees(3)	4	7
Total	$4,379	$4,013

(1)	Audit Fees services include: (i) the audit of our consolidated financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) accounting consultation attendant to the audit; (iii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; (iv) consents and other services related to SEC and other regulatory filings; and (v) statutory or financial audits of subsidiaries.
(2)	Audit-Related Fees services include: (i) the audits of our 401(k) and pension plans; (ii) data verification and agreed-upon procedures related to asset securitizations; (iii) assessment and testing of internal controls and risk management processes beyond the level required as part of the audit pursuant to Statement on Auditing Standards No. 70; and (iv) agreed-upon procedures related to student loans.
(3)	All Other Fees includes fees for Deloitte & Touche’s accounting research tool.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE’S APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS RATIFICATION UNLESS OTHERWISE INSTRUCTED.

Policy Regarding Pre-Approval of Independent Registered Public Accounting Firm Services

In order to assure the continued independence of our independent registered public accounting firm, the Audit and Risk Committee has adopted a policy requiring pre-approval of audit and non-audit services performed by our independent registered public accounting firm. Under that policy, the Audit and Risk Committee pre-approves a list of audit, audit-related and permitted non-audit services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit and Risk Committee. In addition, the Audit and Risk Committee sets pre-approved fee levels for the pre-approved services. Any type of service that is not included on the list of pre-approved services or that exceeds pre-approved fee levels must be specifically pre-approved by the Audit and Risk Committee. The Audit and Risk Committee has delegated to the Chair of the Audit and Risk Committee the authority to pre-approve any audit or permitted non-audit service to be performed by the independent registered public accounting firm, provided that such approvals are presented to the full Audit and Risk Committee at the next scheduled meeting and that estimated fees for such services are not in excess of certain limits. The Audit and Risk Committee reviews its pre-approval policy annually for purposes of assuring its continued appropriateness and compliance with applicable law and listing standards.

Audit and Risk Committee Report

The Audit and Risk Committee of the Discover Financial Services Board of Directors is comprised of four directors, each of whom is independent under New York Stock Exchange rules and applicable securities laws. The Board of Directors has determined that each member of the Audit and Risk Committee is financially literate as required under New York Stock Exchange rules and that Mr. Moskow and Ms. Smith are audit committee financial experts as defined by the SEC. The Audit and Risk Committee operates under a written charter adopted by the Board of Directors. The Audit and Risk Committee charter is available in the “Investor Relations” section at http://www.discoverfinancial.com.

The Audit and Risk Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial reporting process, including establishing and maintaining adequate internal financial controls and the preparation of financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and Deloitte & Touche.

Consistent with its charter responsibilities, the Audit and Risk Committee has reviewed and discussed with management and Deloitte & Touche the Company’s audited financial statements for fiscal 2010. The Audit and Risk Committee has discussed with Deloitte & Touche the matters that are required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance).

Deloitte & Touche has also provided to the Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communication with the Audit and Risk Committee concerning independence. The Committee discussed with Deloitte & Touche the firm’s independence and considered whether the provision of services to the Company by Deloitte & Touche is consistent with maintaining the firm’s independence.

Based upon the discussions and reviews described above, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit and Risk Committee charter, the Audit and Risk Committee recommended to the Board that the Company’s audited consolidated financial statements for fiscal 2010 be included in the Company’s Annual Report on Form 10-K. The Audit and Risk Committee also selected Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal 2011 and is presenting the selection to the shareholders for ratification.

Submitted by the Audit and Risk Committee of the Board of Directors (1):

E. Follin Smith (Chair)

Cynthia A. Glassman

Thomas G. Maheras

Michael H. Moskow

(1)	Subsequent to the approval of the Audit and Risk Committee Report, Ms. Bush joined the Audit and Risk Committee and the Board determined that Ms. Bush (along with Mr. Moskow and Ms. Smith) is a “audit committee financial expert” as such term is defined by the SEC rules.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that all required reports have been timely filed under the SEC’s rules for reporting transactions in our Common Stock by directors, officers and beneficial owners of more than 10% of our securities.

Code of Ethics

The Company maintains a Code of Ethics and Business Conduct applicable to all directors, officers and employees, including senior financial officers. The Code of Ethics and Business Conduct is available without charge through the “Investor Relations—Corporate Governance” portion of the Company’s website, www.discoverfinancial.com, or by writing to the attention of: Investor Relations, Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015. Any waivers of the provisions of this Code of Ethics and Business Conduct for directors or executive officers may be granted only in exceptional circumstances by the Board, or an authorized committee thereof, and will be promptly disclosed to the Company’s shareholders.

Certain Transactions

Certain of our directors, officers and certain members of their immediate families have received extensions of credit from us in connection with mortgage loans, credit card transactions and lines of credit. The extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the lender and did not involve more than normal risk of collectibility or present other unfavorable terms.

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for directors, beneficial owners of 5% or more of our Common Stock and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest as “related person transactions.” Each related person transaction must be approved or ratified in accordance with the Company’s written Related Person Transactions Policy as follows: (i) proposed related person transactions involving executive officers (and/or their immediate family members) other than our chief executive officer or our general counsel will be referred to our chief executive officer or our general counsel for approval or ratification, as applicable; (ii) proposed related person transactions involving our general counsel (and/or the general counsel’s immediate family members) will be referred to our chief executive officer for approval; and (iii) proposed related person transactions involving 5% Company shareholders, directors, director nominees or our chief executive officer (and/or their immediate family members) will be referred to the Nominating and Governance Committee of the Board for approval or, if the Nominating and Governance Committee of the Board determines that the approval or ratification of such related person transaction should be considered by all disinterested members of the Board, by the vote of a majority of such disinterested members. Those reviewing proposed related person transactions shall be provided with full details of the proposed related person transaction. All determinations by our chief executive officer and our general counsel under the Related Person Transactions Policy shall be reported to the Nominating and Governance Committee at its next regularly scheduled meeting. The Related Person Transactions Policy was adopted by our Board in September 2007. Prior to this time, related party transactions (including those discussed below) were not approved pursuant to the Related Person Transactions Policy because the policy was not in effect.

The determinations made under the Related Person Transactions Policy consider all relevant factors when determining whether to approve a related person transaction including, without limitation, the following:

•	the commercial reasonableness of the terms of the proposed transaction;

•	the benefit to the Company;

•	the availability and/or opportunity costs of alternate transactions;

•	the materiality and character of the related person’s (as described above) direct or indirect interest;

•

whether the transaction would, or would be perceived to, present an improper conflict of interest for the related person, taking into account: (i) the business of the Company; (ii) the size of the transaction; (iii) the overall financial position of the related person; (iv) the direct or indirect nature of the related person’s interest in the transaction; (v) whether the transaction is of an ongoing nature; and (vi) any other relevant factors; and

•	if the related person is a director (or an immediate family member of a director), the impact on the director’s independence.

Other Business

Management does not know of any matters to be presented at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters.

Shareholder Proposals for the 2012 Annual Meeting

Shareholders intending to present a proposal at the 2012 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Kathryn McNamara Corley, Secretary, 2500 Lake Cook Road, Riverwoods, Illinois 60015. We must receive the proposal no later than October 28, 2011.

Shareholders intending to present a proposal at the 2012 annual meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-Laws. The By-Laws require, among other things, that our Secretary receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and no less than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2012 annual meeting no earlier than December 10, 2011 and no later than January 9, 2012. The notice must contain the information required by the By-Laws, a copy of which is available upon request to our Secretary.

This Proxy Statement is provided to you at the direction of the Board of Directors.

Kathryn McNamara Corley

Executive Vice President,

General Counsel and Secretary

EXHIBIT A

DISCOVER FINANCIAL SERVICES

DIRECTORS’ COMPENSATION PLAN

Section 1. Purpose

Discover Financial Services, a Delaware corporation (the “Company”), hereby adopts the Discover Financial Services Directors’ Compensation Plan (the “Plan”). The purpose of the Plan is to set forth the annual compensation for non-employee directors and to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its stockholders.

Capitalized terms used herein without definition have the meanings ascribed thereto in Section 20.

Section 2. Eligibility

Only directors of the Company who are not employees of the Company or any affiliate of the Company (the “Eligible Directors”) are eligible to participate in the Plan.

Section 3. Plan Operation

(a) Administration. The Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board. The Board may, in its discretion, delegate to the Chief Financial Officer, the Chief Legal Officer, the Secretary of the Company or to one or more officers of the Company any or all authority and responsibility to act pursuant to the Plan. All references to the “Plan Administrators” in the Plan shall refer to the Board, or the Chief Financial Officer, the Chief Legal Officer, the Secretary or to one or more officers of the Company if the Board has delegated its authority pursuant to this Section 3(a). The determination of the Plan Administrators on all matters within their authority relating to the Plan shall be conclusive.

(b) No Liability. The Plan Administrators shall not be liable for any action or determination made in good faith with respect to the Plan or any award hereunder, and the Company shall indemnify and hold harmless the Plan Administrators from all losses and expenses (including reasonable attorneys’ fees) arising from the assertion or judicial determination of any such liability.

Section 4. Shares of Stock Subject to the Plan

(a) Stock. Awards under the Plan shall relate to shares of Stock.

(b) Shares Available for Awards. Subject to Section 4(c) (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Stock with respect to which awards may be granted under the Plan shall be equal to the excess (if any) of (i) 1,000,000 shares over (ii) the sum of (a) the number of shares subject to outstanding awards granted under the Plan, and (b) the number of shares previously issued pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Stock covered by awards granted under the Plan that are canceled or expire unexercised shall again become available for awards under the Plan. Shares of Stock that are issuable pursuant to the awards granted under the Plan shall be authorized and unissued shares, treasury shares or shares of Stock purchased by, or on behalf of, the Company in open-market transactions.

(c) Adjustments. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of cash, securities or other property by the Company, or other change in the Company’s corporate structure affecting the Stock, then the following shall be automatically adjusted in order to prevent dilution or enlargement of the benefits or potential benefits intended to be awarded under the Plan:

(i) the aggregate number of shares of Stock reserved for issuance under the Plan,

(ii) the number and, if applicable, type of shares of Stock subject to outstanding awards,

(iii) the number of Restricted Stock Units credited pursuant to Sections 5(a) of the Plan, and

(iv) the number of shares to be granted pursuant to any other automatic awards that may be provided for under the Plan in the future.

(d) Types of Award. The Company’s stockholders approved the Plan on June 13, 2007. The types of awards authorized by the stockholders under the Plan are Retainers and Restricted Stock Units.

Section 5. Initial and Annual Awards of Restricted Stock Units

(a) Awards Granted.

(i) Initial Awards. A person who becomes an Eligible Director prior to December 31, 2007 shall be entitled to receive a number of Restricted Stock Units equal to the number obtained by dividing $350,000 by the Fair Market Value of a share of Stock on the date of grant; provided, however, that if such a person is elected, appointed or otherwise becomes an Eligible Director after the date of the spin-off of the Company from Morgan Stanley, the initial equity award provided for in this Section 5(a)(i) shall be adjusted on a pro-rata basis by multiplying such award by a fraction where the numerator is twenty-four (24) minus the number of months between the date of such spin-off and the date that such person becomes an Eligible Director and the denominator is twenty-four (24).

(ii) Subsequent Awards. As of the date of each Annual Meeting, each Eligible Director, including, without limitation, any Eligible Director who becomes a member of the Board by reason of being elected to the Board at such Annual Meeting, shall be entitled to receive a number of Restricted Stock Units equal to the number obtained by dividing $125,000 by the Fair Market Value of a share of Stock on such day; provided, however, that such Eligible Director continues to serve as a director of the Company after such Annual Meeting. Notwithstanding the foregoing, if a person becomes an Eligible Director on a date other than the date of an Annual Meeting, the equity award provided for in this Section 5(a)(ii) shall be granted on the date that such person becomes an Eligible Director, using the Fair Market Value of a share of Stock on such date; provided, however, that such award shall be adjusted on a pro-rata basis by multiplying such award by a fraction where the numerator is the number of months between the date that such person becomes an Eligible Director and the date of the next Annual Meeting and the denominator is twelve (12).

(b) Agreements. Each Restricted Stock Unit granted pursuant to this Section 5 shall be evidenced by an agreement in such form as the Plan Administrators prescribes from time to time and shall comply with the following terms and conditions:

(i) Restriction Period. Restricted Stock Units granted pursuant to Section 5(a)(i) shall be subject to a restriction period whereby 50% of such units shall vest on the first anniversary of the date of grant and the remaining units shall vest on the second anniversary of the date of grant. Each grant of Restricted Stock Units pursuant to Section 5(a)(ii) shall vest on the first anniversary of the date of grant. Notwithstanding the foregoing, the Plan Administrators, in their discretion, may specify in the agreement circumstances under which the award shall become immediately transferable and nonforfeitable or under which the award shall be forfeited.

(ii) Effect of Termination.

(A) Unless provided otherwise in the applicable agreement, if an Eligible Director’s service as a director of the Company terminates for a reason other than for Cause, then any Restricted Stock Unit granted to such Eligible Director shall vest following the date of such Eligible Director’s termination of service in accordance with the following provisions:

(a) Disability or Death. If an Eligible Director’s service terminates by reason of Disability or death, all Restricted Stock Units granted under the Plan to such Eligible Director shall become fully vested.

(b) Other. If an Eligible Director’s service terminates for any other reason, all Restricted Stock Units granted under the Plan to such Eligible Director shall be immediately cancelled and forfeited.

(iii) Effect of Change in Control. Unless provided otherwise in the applicable agreement, all Restricted Stock Units granted under the Plan to an Eligible Director shall become fully vested upon a Change in Control.

(iv) Rights and Provisions Applicable to Restricted Stock Units. The agreement relating to a Restricted Stock Unit shall specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of common stock subject to such award. Prior to the settlement of a Restricted Stock Unit, the holder thereof shall not have any rights as a stockholder of the Company with respect to the shares of Stock subject to such award, except to the extent that the Plan Administrators, in their sole discretion, may grant dividend equivalents on Restricted Stock Units which are settled in shares of Stock. No shares of Stock and no certificates or other indicia of ownership representing shares of Stock that are subject to a Restricted Stock Unit shall be issued upon the grant of a Restricted Stock Unit. Instead, shares of Stock subject to Restricted Stock Units and the certificates or other indicia of ownership representing such shares of Stock shall be distributed only at the time of settlement of such Restricted Stock Units in accordance with the terms and conditions of this Plan and the agreements relating to such Restricted Stock Units.

(c) Limitation on Transfer. Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise conveyed by an Eligible Director.

(d) Deferral of Awards. Each Eligible Director may elect to defer an award of Restricted Stock Units in accordance with Section 6.

Section 6. Deferral Elections

The Plan Administrators may permit the deferral of any Retainer or award granted under this Plan, subject to the rules and procedures as it may establish, in accordance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, (the “Code”) or other applicable law, and which may include provisions for the payment or crediting of dividend equivalents, on a current or deferred basis, or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares Stock subject to such award.

Section 7. Annual Retainers

(a) Board Members. Each Eligible Director shall be entitled to an Annual Retainer of $75,000.

(b) Lead Director and Chairpersons. In addition to the Annual Retainer provided for in Section 7(a), the Lead Director shall be entitled to a Lead Director Retainer of $75,000, the Audit Committee Chair shall be entitled to a Committee Retainer of $50,000; the Compensation Committee Chair shall be entitled to a Committee Retainer of $25,000 and the Nominating and Governance Committee Chair shall be entitled to a Committee Retainer of $25,000.

Section 8. Fair Market Value

“Fair Market Value” shall mean, with respect to each share of Stock for any day:

(a) if the Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Stock as reported on the New York Stock Exchange Composite Tape, rounded up to the nearest whole cent, or if no such reported sale of the Stock has occurred on such date, on the most recent date such a reported sale occurred, or

(b) if the Stock is not so listed, but is listed on another national securities exchange or on the Nasdaq Global Market (“Nasdaq”), the closing price, regular way, of the Stock on such exchange or Nasdaq, rounded up to the nearest whole cent, as the case may be, on the date on which the largest number of shares of Stock have been traded in the aggregate on the preceding twenty trading days, or, if no such reported sale of the Stock has occurred on such date on such exchange or Nasdaq, as the case may be, on the most recent date on which such a reported sale occurred on such exchange or Nasdaq, as the case may be, or

(c) if the Stock is not listed for trading on a national securities exchange or Nasdaq, the average of the closing bid and ask prices as reported by the National Association of Securities Dealers, rounded up to the nearest whole cent, or, if no such prices shall have been so reported for such date, on the most recent date for which such prices were so reported.

Section 9. Issuance of Stock

(a) Restrictions on Transferability. All shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable or legally necessary under any applicable laws, statutes, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

(b) Compliance with Laws. Anything to the contrary herein notwithstanding, the Company shall not be required to issue any shares of Stock under the Plan if, in the opinion of legal counsel to the Company, the issuance and delivery of such shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws, or the regulations of any stock exchanges on which the Company’s securities may then be listed.

Section 10. Withholding Taxes

The Company may require as a condition of delivery of any shares of Stock that the Eligible Director remit (i) in cash, (ii) by tendering (or attesting to the ownership of) shares of Stock, where the Company determines such action will not result in unfavorable accounting treatment or (iii) by the Company withholding shares of Stock, an amount sufficient to satisfy all applicable foreign, federal, state, local and other governmental withholding tax requirements relating thereto (if any) and any or all indebtedness or other obligation of the Eligible Director to the Company or any of its subsidiaries. Any shares tendered or withheld pursuant to this Section 10 will be valued at Fair Market Value on the relevant payment or exercise date, as applicable.

Section 11. Plan Amendments and Termination

The Board may suspend or terminate the Plan at any time, in whole or in part. Termination of the Plan shall not adversely affect the rights of Eligible Directors with respect to outstanding awards granted pursuant to this Plan.

The Board may also alter, amend or modify the Plan at any time. These amendments may include (but are not limited to) changes that the Board considers necessary or advisable as a result of changes in, or the adoption or interpretation of, any law, regulation, ruling, judicial decision or accounting standards (collectively, “Legal

Requirements”). The Board may not amend or modify the Plan in a manner that would materially impair an Eligible Director’s rights in any outstanding award granted pursuant to this Plan without the Eligible Director’s consent; provided, however, that the Board may, without an Eligible Director’s consent, amend or modify the Plan in any manner that it considers necessary or advisable to comply with any Legal Requirement or to ensure that awards granted pursuant to the Plan are not subject to Federal, state or local income tax prior to payment.

Notwithstanding the foregoing, if any provision of this Plan would, in the reasonable, good faith judgment of the Company, result in or likely result in the imposition on any Eligible Director or any other person of any tax, interest or penalty under Section 409A of the Code, the Company may unilaterally amend or reform this Plan or any provision hereof, without the consent of any Eligible Director, in the manner that the Company reasonably and in good faith determines to be necessary or advisable to avoid the imposition of such tax, interest or penalty; provided, however, that any such amendment or reformation shall, to the maximum extent the Company reasonably and in good faith determines to be possible, retain the economic and tax benefits to the Eligible Directors hereunder while not materially increasing the cost to the Company of providing such benefits to the Eligible Directors.

Section 12. Listing, Registration and Legal Compliance

If the Plan Administrators at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent has been effected or obtained. The term “Consent” as used herein with respect to any Plan Action means (i) the listing, registrations or qualifications in respect thereof upon any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, or (iii) any and all written agreements and representations by an Eligible Director with respect to the disposition of Stock or with respect to any other matter, which the Plan Administrators deems necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

Section 13. Right Reserved

Nothing in the Plan shall confer upon any Eligible Director the right to continue as a director of the Company or affect any right that the Company or any Eligible Director may have to terminate the service of such Eligible Director.

Section 14. Rights as a Stockholder

An Eligible Director shall not, by reason of any Restricted Stock Unit or any other award hereunder, have any rights as a stockholder of the Company until Stock has been issued to such Eligible Director.

Section 15. Unfunded Plan

The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Eligible Director or other person. To the extent any person holds any rights by virtue of a pending grant or deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

Section 16. Governing Law

The Plan shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

Section 17. Severability

If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Section 18. Notices

All notices and other communications hereunder shall be given in writing and shall be deemed given when personally delivered against receipt or five days after having been mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows; (a) if to the Company: Discover Financial Services, 2500 Lake Cook Road, Riverwoods, IL 60015, Attention: Corporate Secretary; and (b) if to an Eligible Director, at the Eligible Director’s principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

Section 19. Section Headings

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

Section 20. Definitions

As used in the Plan, the following terms shall have the meanings indicated below:

“Annual Meeting” means an annual meeting of the Company’s stockholders.

“Annual Retainer” means an annual cash retainer for services as a member of the Board.

“Board” means the board of directors of the Company.

“Cause” means, with respect to any Eligible Director termination of service on the Board on account of any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any affiliate.

“Change in Control” means, except as provided otherwise below, the first to occur of any of the following events:

(a) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act), other than (i) any employee plan established by the Company or any of its subsidiaries, (ii) any group of employees holding shares subject to agreements relating to the voting of such shares, (iii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of either the total fair market value or total voting power of the stock of the Company;

(b) a change in the composition of the Board such that individuals who, as of the date of the award, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board;

provided, however, that any individual becoming a member of the Board subsequent to the date of the award whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) the consummation of a merger or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger of consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause (a) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

“Code” has the meaning set forth in Section 6.

“Committee Retainer” means an annual cash retainer for services as a member of any committee of the Board.

“Company” has the meaning set forth in Section 1.

“Consent” has the meaning set forth in Section 12.

“Disability” means a “permanent and total disability” as defined in Section 22(e)(3) of the Code.

“Eligible Directors” has the meaning set forth in Section 2.

“Exchange Act” has the meaning set for in Section 20.

“Fair Market Value” has the meaning set forth in Section 8.

“Incumbent Board” has the meaning set forth in Section 20.

“Lead Director Retainer” means an annual cash retainer for services as the lead director of the Board.

“Legal Requirements” has the meaning set forth in Section 11.

“Nasdaq” has the meaning set forth in Section 8.

“Normal Retirement” means the termination of service on the Board for retirement at or after attaining age 65, other than termination for Cause, Disability or death.

“Plan” has the meaning set forth in Section 1.

“Plan Action” has the meaning set forth in Section 12.

“Restricted Stock Units” means the right to receive one share of Stock or the Fair Market Value thereof in cash for each unit awarded subject to the expiration of a specified restriction period and subject to any additional restrictions that may be contained in the agreement relating thereto.

“Retainer” means the Annual Retainer, the Committee Retainer and/or the Lead Director Retainer, as applicable.

“Stock” means the Company’s common stock, par value $0.01 per share, and any other shares into which such stock shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with Section 4.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

DISCOVER FINANCIAL SERVICES	INTERNET http://www.proxyvoting.com/dfs Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

92032              Fulfillment

                                  92032/92042

▼ FOLD AND DETACH HERE ▼

Discover Financial Services’ Board recommends a vote “for” each nominee listed below and “for” Proposals 2, 4 and 5 and “for” 3 years on Proposal 3.

Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN				FOR	AGAINST	ABSTAIN

1.1 Jeffrey S. Aronin	☐	☐	☐	1.6 Richard H. Lenny	☐	☐	☐	1.11	Lawrence A.Weinbach		☐	☐	☐

1.2 Mary K. Bush	☐	☐	☐	1.7 Thomas G. Maheras	☐	☐	☐	2.	Advisory vote to approve named executive officer compensation.		☐	☐	☐

1.3 Gregory C. Case	☐	☐	☐	1.8 Michael H. Moskow	☐	☐	☐			1 year	2 years	3 years	Abstain

1.4 Robert M. Devlin	☐	☐	☐	1.9 David W. Nelms	☐	☐	☐	3.	Advisory vote on frequency of advisory vote to approve named executive officer compensation.	☐	☐	☐	☐

1.5 Cynthia A. Glassman	☐	☐	☐	1.10 E. Follin Smith	☐	☐	☐				FOR	AGAINST	ABSTAIN

								4.	Approval of an amendment to the Discover Financial Services Directors’ Compensation Plan.		☐	☐	☐

								5.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.		☐	☐	☐

Mark Here for
RESTRICTED AREA - SCAN LINE	Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

PRINT AUTHORIZATION	(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116

SIGNATURE: DATE: TIME:

You can now access your Discover Financial Services account online.

Access your Discover Financial Services account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Discover Financial Services, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends

• View certificate history	• Make address changes

• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect ®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Shareholders are available at: http://www.proxyvoting.com/dfs.

▼ FOLD AND DETACH HERE ▼

DISCOVER FINANCIAL SERVICES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS, APRIL 7, 2011

The undersigned hereby appoints Kathryn McNamara Corley and Simon Halfin, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Discover Financial Services that the undersigned is entitled in any capacity to vote if personally present at the 2011 Annual Meeting of Shareholders to be held on April 7, 2011 and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

PLEASE RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS MADE,

IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF

DISCOVER FINANCIAL SERVICES’ BOARD OF DIRECTORS.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

RESTRICTED AREA - SCAN LINE

(Continued and to be marked, dated and signed, on the other side)	92032	Fulfillment 92032/92042

RESTRICTED AREA - SIGNATURE LINES

Discover Financial Services

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Thursday, April 7, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/dfs

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 28, 2011 to facilitate timely delivery.
DISCOVER FINANCIAL SERVICES
TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
	Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688)
	Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/dfs

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Discover Financial Services Stockholder:

The 2011 Annual Meeting of Shareholders of Discover Financial Services (the “Company”) will be held at the Company’s corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015 on Thursday, April 7, 2011, at 9:00 a.m. local time.

Proposals to be considered at the Annual Meeting:

(1)	Elect the members of the Board of Directors named in the Proxy Statement.

(2)	Advisory vote to approve named executive officer compensation.

(3)	Advisory vote on frequency of advisory vote to approve named executive officer compensation.

(4)	Approval of an amendment to the Discover Financial Services Directors’ Compensation Plan.

(5)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(6)	Transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Management recommends a vote “FOR” Items 1, 2, 4 and 5 and “FOR” 3 years on Proposal 3.

The Board of Directors has fixed the close of business on February 7, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s)

CONTROL NUMBER i
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g

92032

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, http://www.discoverfinancial.com.

Meeting Location:

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

The following materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the year ended November 30, 2010 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/dfs

The Proxy Materials for Discover Financial Services are available to review at:

http://www.proxyvoting.com/dfs

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

92032

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time on April 4, 2011.

DISCOVER FINANCIAL SERVICES	INTERNET http://www.proxyvoting.com/dfs-401k Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

92036/92042-bl

▼ FOLD AND DETACH HERE ▼

Discover Financial Services’ Board recommends a vote “for” each nominee listed below and “for” Proposals 2, 4 and 5 and “for” 3 years on Proposal 3.

Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN				FOR	AGAINST	ABSTAIN

1.1 Jeffrey S. Aronin	☐	☐	☐	1.6 Richard H. Lenny	☐	☐	☐	1.11	Lawrence A.Weinbach		☐	☐	☐

1.2 Mary K. Bush	☐	☐	☐	1.7 Thomas G. Maheras	☐	☐	☐	2.	Advisory vote to approve named executive officer compensation.		☐	☐	☐

1.3 Gregory C. Case	☐	☐	☐	1.8 Michael H. Moskow	☐	☐	☐			1 year	2 years	3 years	Abstain

1.4 Robert M. Devlin	☐	☐	☐	1.9 David W. Nelms	☐	☐	☐	3.	Advisory vote on frequency of advisory vote to approve named executive officer compensation.	☐	☐	☐	☐

1.5 Cynthia A. Glassman	☐	☐	☐	1.10 E. Follin Smith	☐	☐	☐				FOR	AGAINST	ABSTAIN

								4.	Approval of an amendment to the Discover Financial Services Directors’ Compensation Plan.		☐	☐	☐

								5.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.		☐	☐	☐

Mark Here for
RESTRICTED AREA - SCAN LINE	Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

PRINT AUTHORIZATION	(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116

SIGNATURE: DATE: TIME:

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The Proxy Statement and the 2010 Annual Report to Shareholders are available at: http://www.proxyvoting.com/dfs-401k.

▼ FOLD AND DETACH HERE ▼

DISCOVER FINANCIAL SERVICES

THIS VOTING INSTRUCTION FORM IS BEING PROVIDED TO YOU ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 7, 2011

DISCOVER FINANCIAL SERVICES 2011 VOTING INSTRUCTION FORM FOR PARTICIPANTS IN THE

DISCOVER FINANCIAL SERVICES 401(k) PLAN

I hereby direct the Bank of New York Mellon (“Mellon”), as the trustee under the Discover Financial Services 401(k) Plan (the “401(k) Plan”), to vote, in person or by proxy, all of the shares of Discover Financial Services’ common stock in my account(s) in the 401(k) Plan at the 2011 Annual Meeting of Shareholders to be held on April 7, 2011, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies’) discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

I understand that, (A) if I sign, date, and return this card, Mellon will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) Mellon will vote or grant proxies for all undirected (other than pursuant to clause (A)) and/or forfeited shares, as applicable, in the same respective proportion as the shares of all participants who have timely delivered properly executed voting instructions, and (C) Mellon will hold my voting instructions in confidence to the extent required by applicable law or regulations or the governing instrument.

Voting instructions must be received by 11:59 PM Eastern Time on April 4, 2011 for shares to be voted in accordance with your instructions.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

RESTRICTED AREA - SCAN LINE

(Continued and to be marked, dated and signed, on the other side)                             92036/92042-bl

RESTRICTED AREA - SIGNATURE LINES